UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MGT Capital Investments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 204

Harrison, NY 10528

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on December 31, 2015

The Notice of Annual Meeting, Proxy Statement and

Annual Report on Form 10-K are available at:

http://vstocktransfer.com/

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 31, 2015

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting (the “Meeting”) of the stockholders of MGT Capital Investments, Inc., a Delaware corporation (the “Company”) will be held beginning at 10 a.m. EST  on December 31, 2015, at the offices of Sichenzia Ross Friedman Ference LLP located at 61 Broadway, 32nd Floor, New York, NY 10006 for the following purposes:

(1) To elect the four nominees named in the attached proxy statement as directors to be elected for the term provided herein and until their successors have been elected and qualified;

(2) To approve an amendment to the Company’s 2012 Stock Incentive Plan (the “Plan”) to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares;

(3) To ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2015;

(4) To authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Annual Meeting and prior to the 2016 Annual Meeting;

(5) To approve the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants issued to investors in a financing consummated on October 8, 2015 (the “Financing”), in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on October 8, 2015; and

(6) To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock and Preferred Stock, at the close of business on November 9, 2015 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet instead of mailing a printed copy of these materials to each such stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice. You may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

All stockholders are cordially invited to attend the Meeting in person.  Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Meeting in person. When you arrive at the Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement, along with a legal proxy issued by their broker or nominee authorizing the beneficial holders to vote, and a statement from the broker or nominee confirming that the shares have not yet been voted.

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors,

/s/ Robert B. Ladd
Robert B. Ladd
President, Chief Executive Officer and Director

Dated: November 19, 2015

MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on December 31, 2015

Proxy cards in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of MGT Capital Investments, Inc. (the “Company,” “we,” “us,” and “our”) for use at the Company's 2015 Annual Meeting of Stockholders to be held on December 31, 2015, and at any postponements or adjournment thereof (the “Meeting”). Your vote is very important. For this reason, our Board of Directors is requesting that you permit your shares of common stock, $0.001 par value per share (“Common Stock”), or preferred stock, $.001 par value per share (“Preferred Stock”), to be represented at the Meeting by the proxies named on the enclosed proxy card.  We will bear the cost of soliciting the proxies and we may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose Common Stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  Solicitation of proxies may also be made personally, or by telephone, facsimile or e-mail, by our regularly employed officers and other employees, who will receive no additional compensation for such activities.

Information Concerning the Proxy Materials and the Meeting

This Proxy Statement contains important information for you to consider when deciding how to vote on the proposals brought before the Meeting (each a “ Proposal ,” and collectively, the “ Proposals ”). Please read it carefully. The following Proposals will be considered and voted upon at the Meeting: (i) to elect 4 (four) directors, each such director to serve until the 2016 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death; (ii) to approve an amendment to the Company’s 2012 Stock Incentive Plan (the “ Plan ”) to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares; (iii) to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2015; (iv) to authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Annual Meeting and prior to the 2016 Annual Meeting; and (v) to approve the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants issued to investors in a financing consummated on October 8, 2015 (the “ Financing ”), in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on October 8, 2015; and (vi) to transact such other matter or matters that may properly come before the Meeting, or any adjournments thereof.

This Proxy Statement contains important information for you to consider when deciding how to vote on the proposals brought before the Meeting (each a “ Proposal ,” and collectively, the “ Proposals ”). Please read it carefully. The following Proposals will be considered and voted upon at the Meeting: (i) to elect 4 (four) directors, each such director to serve until the 2016 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death; (ii) to approve an amendment to the Company’s 2012 Stock Incentive Plan (the “ Plan ”) to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares; (iii) to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2015; (iv) to authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Annual Meeting and prior to the 2016 Annual Meeting; and (v) to approve the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants issued to investors in a financing consummated on October 8, 2015 (the “ Financing ”), in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on October 8, 2015; and (vi) to transact such other matter or matters that may properly come before the Meeting, or any adjournments thereof.

Voting Procedures and Vote Required

Only stockholders of record of the Common Stock at the close of business on November 9, 2015 (the “ Record Date ”) are entitled to vote at the Meeting. As of November 9, 2015, there were 17,199,665 shares of the Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting.  In addition, as of November 9, 2015, the Company had 10,451 shares of Series A Preferred Stock outstanding, which shares have the right to vote on all matters to be presented to the Stockholders on a one for one basis. Stockholders may vote in person or by proxy. However, granting a proxy does not in any way affect a stockholder’s right to attend the Meeting and vote in person.  Anyone delivering a proxy card may revoke it at any time before it is exercised by giving our Chief Executive Officer, Robert Ladd, written notice of the revocation, by submitting a proxy card bearing a later date or by attending the Meeting and voting in person.

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Robert B. Ladd is named as a proxy in the proxy statement. Mr. Ladd is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Ladd will vote all shares represented by properly executed, unrevoked proxy cards returned in time to be counted at the Meeting. Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy card with respect to the matters identified in the Notice of the Annual Meeting, including the re-election of directors, the shares represented by the proxy card will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted in accordance with the discretion of the proxy card holders. In addition, the proxy card holders may determine in their discretion with respect to any other matters properly presented for a vote before the Meeting.

The presence in person or by properly executed proxy cards of holders representing fifty point one percent (50.1%) of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

In accordance with our Certificate of Incorporation, as restated; our By-laws, as amended and restated; and applicable law, the re-election of the four (4) directors (Proposal 1) shall be by a plurality of the votes cast; the approval of an amendment to the Company’s 2012 Stock Incentive Plan to increase the amount of shares of common stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares (Proposal 2) and the ratification of the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2015 (Proposal 3) shall be a majority of the votes cast. The authorization of the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Annual Meeting and prior to the 2016 Annual Meeting (Proposal 4), shall be by a majority of the shares of common stock and Series A Preferred Stock outstanding on the Record Date. Pursuant to the listing rules of the NYSE MKT, approval of the of the potential issuance of up to 5,560,000 shares of common stock upon the exercise of warrants issued in the Financing (Proposal 5) shall be by a majority of the votes cast, provided however, that none of the 2,800,000 shares of common stock issued to investors in the Financing may be counted towards approval of this proposal and may only be counted as present for purposes of determining a quorum. Approval of an adjournment of the Meeting, if necessary, requires the affirmative vote of a majority of those present at the Meeting, in person or by proxy, entitled to vote.

Shares of Common Stock represented by proxy cards that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are not counted as voted either for or against a proposal. Abstentions are not counted as votes cast in the re-election of directors and will have no effect on the re-election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the re-election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as shares which are held in “street name”), you will receive instructions from such holder that you must follow in order for you to specify how your shares will be voted by such holder.  A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. As the result of a recent rule change, the election or re-election of directors is no longer considered a “routine” matter.   Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on the re-election of directors. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the re-election of directors. The proposal to approve the appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2015 (Proposal 3) and the proposal to authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Annual Meeting and prior to the 2016 Annual Meeting (Proposal 4) are each currently considered a “routine” matter, and a broker has the discretionary voting power to vote on these matters without any instructions from the beneficial owner. The proposal to re-elect four (4) directors (Proposal 1), the proposal to approve an amendment to the Plan (Proposal 2) and the proposal to approve the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants issued in the Financing (Proposal 5) are deemed to be non-routine.  Accordingly, if you do not instruct your broker how to vote with respect to Proposal 1 and 2, your broker may not vote with respect to these proposals and those votes will be counted as “broker non-votes .” Broker non-votes are counted for purposes of determining a quorum, but will have no effect on any of our proposals.

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If your shares are held in “street name” and you want to vote your shares in person at the Meeting, you must provide evidence at the Meeting of your stock holdings as of the Record Date, such as a recent brokerage account or bank statement.  You must also provide a legal proxy issued by your broker or nominee authorizing you to vote your shares, along with a statement from the broker or nominee confirming that the shares have not yet been voted.

VStock Transfer LLC  will be handling the proxy ballots and tabulation of votes for the Meeting.

Internet Voting Option for “Registered” Holders Only

Registered Stockholders have four voting options:  (1) voting at the Meeting; (2) completing and sending in the enclosed proxy card; (3) casting a vote on the Internet for such shares; or (4) casting a vote by telephone for such shares.

Instructions for voting electronically are found on your Notice of Internet Availability and/or Proxy Ballot.

If you vote by Internet or by telephone, please do not mail your proxy card.

Additional Information

Additional information about our Company is contained in our current and periodic reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Room maintained by the Commission at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

Our principal executive office is located at:

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

Telephone Number:  (914) 630-7431

Fax Number: (914) 630-7532

The date of this Proxy Statement is November 19, 2015

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements relating to our performance in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. These forward-looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

PRINCIPAL STOCKHOLDERS

The following tables set forth certain information regarding beneficial ownership and voting power of the Common stock as of November 16, 2015, of:

•	Each person serving as a director, a nominee for director, or executive officer of the Company;

•	All executive officers and directors of the Company as a group; and

•	All persons who, to our knowledge, beneficially own more than five percent of the common stock or Series A Preferred stock.

“Beneficial ownership” here means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after November 16, 2015. See the accompanying footnotes to the tables below for more detailed explanations of the holdings. Except as noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed

Each share of Common Stock has one vote per share of Common Stock held and each share of Series A Preferred stock has one vote per share of Series A Preferred stock held.

As further described in Proposal 5 below, the Financing consisted of $700,000 of units at a purchase price of $0.25 per unit, with each unit consisting of one share of Common Stock and a warrant to purchase two shares of Common Stock. 2,800,000 shares of Common Stock and warrants to purchase 5,600,000 shares of Common Stock were issued in the Financing. In order to comply with the NYSE MKT listing rules, the right to exercise all of the warrants is limited until shareholders approve Proposal 5. Under these limitations, the warrants are exercisable only if the underlying shares, when aggregated with the shares of Common Stock issued in the Financing, do not exceed 19.99% of the issued and outstanding Common Stock on October 8, 2015, or 2,840,000 shares (the ‘‘Warrant Exercise Cap’’). Therefore, prior to shareholder approval, only 40,000 shares of Common Stock underlying the Warrants may be issued upon exercise of the Warrants.

The following table sets forth certain information regarding beneficial ownership of Common stock as of November 16, 2015:

•	Each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common stock;

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•	Each person serving as a director, a nominee for director, or executive officer of the Company; and

•	All executive officers and directors of the Company as a group.

Percentage beneficially owned is based upon 17,199,665 shares of Common Stock issued and outstanding as of November 16, 2015.

	Numbers of shares beneficially owned	Percentage of Common equity beneficially owned
Directors and officers: (1)
Robert B. Ladd (2)	985,471	6%
Robert P. Traversa	281,616	2%
Joshua Silverman (3)(4)(5)	1,339,096	8%
H. Robert Holmes	88,819	*
Michael Onghai	44,545	*
Total current officers and directors as a group (4 persons):	2,739,547	16%

* Less than 1%

(1)	Unless otherwise noted, the addresses for the above persons are care of the Company at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528.

(2)	Mr. Ladd owns 363,000 shares of Common stock directly. Mr. Ladd may also be deemed to be the beneficial owner of an additional 622,471 shares of Common stock held by Laddcap Value Partners III LLC, a Delaware limited liability company (“Laddcap”), by virtue of his ability to vote or control the vote or dispose or control the disposition of the shares of Common stock held by Laddcap through his position as Managing Member of Laddcap.

(3)	As reported on Amendment Number 4 to the Schedule 13D filed by, among others, Iroquois Capital Management, LLC (“Iroquois”), Iroquois Master Fund Ltd. and Mr. Silverman with the SEC on October 2, 2014, Mr. Silverman is a managing member of Iroquois and Iroquois Master Fund Ltd. Iroquois Master Fund Ltd. directly owns 1,339,096 shares of Common stock. Iroquois is the investment advisor to Iroquois Master Fund Ltd. As a managing member of Iroquois, Mr. Silverman may be deemed the beneficial owner of the 1,339,096 shares of Common stock owned by Iroquois Master Fund Ltd.

(4)	Excluded from Iroquois Master Fund, Ltd.’s beneficial ownership is 9,221 shares of Common Stock issuable upon conversion of shares of Series A Convertible Preferred Stock held by Iroquois Master Fund, Ltd. and 437,500 shares of Common Stock issuable upon the exercise of warrants, both of which are subject to a conversion cap that precludes Iroquois Master Fund, Ltd. from converting or exercising the Series A Convertible Preferred Stock and warrants, respectively, to the extent that Iroquois Master Fund, Ltd. would, after such conversion or exercise, beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of 9.99% of the shares of Common Stock outstanding (the “Conversion Cap”). Because Iroquois Master Fund, Ltd. has exceeded the Conversion Cap, it cannot convert or exercise its rights under the Series A Convertible Preferred Stock or warrants, respectively, within 60 days hereof and thus is not deemed to beneficially own those shares of Common Stock underlying the Preferred Stock and warrants. Also excluded are 600,000 shares of common stock underlying warrants that are not exercisable (i) to the extent an exercise by the holder would result in the holder’s beneficial ownership of the Company exceeding 4.99% of the issued and outstanding common stock and (ii) that are subject to the Warrant Exercise Cap. The holder’s ownership has been so limited.

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(5)	Mr. Silverman’s address is 205 East 42nd St- 20th Fl., New York, New York 10017.

	Numbers of shares beneficially owned	Percentage of Common equity beneficially owned
5% beneficial owners:
Iroquois Capital Management, LLC (1)(2)	1,339,096	8%
Barry Honig (3)	1,133,611	7%
Total 5% beneficial owners:	2,472,707	14%

(1)	As reported on Amendment Number 4 to the Schedule 13D filed by, among others, Iroquois, Iroquois Master Fund Ltd. and Joshua Silverman with the SEC on October 2, 2014, Iroquois directly owns 48,378 shares of Common Stock and Iroquois Master Fund Ltd. directly owns 990,358 shares of Common Stock. Iroquois is the investment advisor to Iroquois Master Fund Ltd., such that Iroquois may be deemed the beneficial owner of the 990,358 shares of Common Stock owned by Iroquois Master Fund Ltd.

(2)	Excluded from Iroquois Master Fund, Ltd.’s beneficial ownership is 9,221 shares of Common Stock issuable upon conversion of shares of Series A Convertible Preferred Stock held by Iroqouis Master Fund, Ltd. and 437,500 shares of Common Stock issuable upon the exercise of warrants, both of which are subject to a conversion cap that precludes Iroquois Master Fund, Ltd. from converting or exercising the Series A Convertible Preferred Stock and warrants, respectively, to the extent that Iroquois Master Fund, Ltd. would, after such conversion or exercise, beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of the Conversion Cap. Because Iroquois Master Fund, Ltd. has exceeded the Conversion Cap, it cannot convert or exercise its rights under the Series A Convertible Preferred Stock or warrants, respectively, within 60 days hereof and thus is not deemed to beneficially own those shares of Common Stock underlying the Preferred Stock and warrants. Also excluded are 600,000 shares of common stock underlying warrants that are not exercisable (i) to the extent an exercise by the holder would result in the holder’s beneficial ownership of the Company exceeding 4.99% of the issued and outstanding common stock and (ii) that are subject to the Warrant Exercise Cap. The holder’s ownership has been so limited.

(3)	As reported on the Schedule 13G filed by Barry Honig, GRQ Consultants, Inc. 401K, for which Mr. Honig is Trustee and over which he holds voting and dispositive power, and GRQ Consultants, Inc. Roth 401K FBO Barry Honig, for which Mr. Honig is Trustee and over which he holds voting and dispositive power, GRQ Consultants, Inc. 401K directly holds 333,611 shares of common stock and GRQ Consultants, Inc. Roth 401K FBO Barry Honig directly holds 800,000 shares of common stock. Excludes 1,600,000 shares of common stock issuable upon exercise of outstanding warrants (held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig). The warrants (i) are not exercisable to the extent an exercise by the holder would result in the holder’s beneficial ownership of the Company exceeding 4.99% of the issued and outstanding common stock and (ii) are subject to the Warrant Exercise Cap. The holder’s ownership has been so limited.Mr. Honig’s address is 555 South Federal Highway, #450, Boca Raton, FL 33432.

In addition, the Company has an aggregate of 10,451 shares of Series A Preferred Stock outstanding as of November 16, 2015 which each entitle the respective holders to one vote per share of Series A Preferred Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Other than as disclosed below and based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2014, our officers, directors and greater than ten percent stockholders timely filed all reports and did not miss any filings as required to file under Section 16(a) except that Joshua Silverman, a director, is required to file a Form 4 in connection with his purchase of the Company’s securities on October 8, 2015.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, the following four individuals will be elected or re-elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified: Joshua Silverman, H. Robert Holmes, Robert B. Ladd, and Michael Onghai. H. Robert Holmes, Michael Onghai and Joshua Silverman are considered independent directors.   Unless a stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors (the “Board”) to fill such vacancy.  Alternatively, the Board may reduce the size of the Board.

Information about each of the nominees for election as Director of the Company is set forth below.

Name	Age	Position
H. Robert Holmes	71	Chairman of the Board, Chairman of the Nomination and Compensation Committee, Audit Committee Member, Independent Director
Michael Onghai	45	Chairman of the Audit Committee, Nomination and Compensation Committee Member, Independent Director
Robert B. Ladd	57	President, Chief Executive Officer and Director
Joshua Silverman	45	Audit Committee, Nomination and Compensation Committee Member, Independent Director

Directors are elected based on experience, qualifications and in accordance with the Company’s by–laws to serve until the next annual stockholders meeting and until their successors are elected in their stead.  There are no family relationships between any director and any other director or executive officer of the Company.

H. Robert Holmes was elected as a director in May 2012. From 2008 to 2013, Mr. Holmes served on the board of Dejour Energy Inc. (NYSE–MKT: DEJ). Mr. Holmes was the founder and general partner of Gilford Partners Hedge Fund. From 1980–1992, Mr. Holmes was the Co–Founder and President of Gilford Securities, Inc. Previously, Mr. Holmes served in various positions with Paine Webber and Merrill Lynch. Mr. Holmes has served on the Board of Trustees North Central College in Naperville, II; Board of Trustees of Sacred Heart Schools, Chairman of Development Committee, in Chicago, IL; Board of Trustees of Crested Butte Academy where he was Chairman of Development Committee; and the Board of Trustees Mary Wood Country Day School, Rancho Mirage, CA. The board believes that Mr. Holmes has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of business experience and service as a director for many companies over his career.

Michael Onghai was appointed a director in May 2012. Mr. Onghai has been the CEO of LookSmart (NASDAQ CM: LOOK), since February 2013. He has been the founder and Chairman of AppAddictive, an advertising and social commerce platform since July 2011. Mr. Onghai is the President of Snowy August Management LLC, a special situations fund concentrating on the Asian market, spin–offs and event–driven situations. Mr. Onghai is the founder of Stock Sheet, Inc., and Daily Stocks, Inc. – the web's early providers of financial information and search engine related content for financial information. Mr. Onghai has founded several other internet technology companies for the last two decades. Mr. Onghai is an advisor to several internet incubators and is a panelist who advises FundersClub on which companies to accept for its pioneering venture capital platform. Mr. Onghai has earned his designation as a Chartered Financial Analyst (2006) and holds a B.S. in Electrical Engineering and Computer Science from the University of California, Los Angeles and graduated from the Executive Management Certificate Program in Value Investing (The Heilbrunn Center for Graham & Dodd Investing) Graduate School of Business at Columbia Business School. The board believes that Mr. Onghai has the experience, qualifications, attributes and skills necessary to serve as a director and chairman of the Audit Committee because of his years of business experience and financial expertise.

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Robert B. Ladd joined the Company in December 2010 as a Director. He was named Interim President and CEO in February 2011, and appointed President and CEO in January 2012. Mr. Ladd is the Managing Member of Laddcap Value Advisors, LLC, which serves as the investment manager for various private partnerships, including Laddcap Value Partners LP. Prior to forming his investment partnership in 2003, Mr. Ladd was a Managing Director at Neuberger Berman, a large international money management firm catering to individuals and institutions. From 1992 through November 2002, Mr. Ladd was a portfolio manager for various high net worth clients of Neuberger Berman. Prior to this experience, Mr. Ladd was a securities analyst at Neuberger from 1988 through 1992. Mr. Ladd is a former Director of InFocus Systems, Inc. (NASDAQ – INFS, 2007 to 2009), and served on the board of Delcath Systems, Inc. (NASDAQ – DCTH, 2006–2012). Mr. Ladd has earned his designation as a Chartered Financial Analyst (1986). Based on Mr. Ladd’s familiarity with the Company in serving as our Chief Executive Officer since 2011 and his overall background and experience as an executive in the financial industry, the Nominating Committee of the Board concluded that Mr. Ladd has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board.

Joshua Silverman joined the Company in 2014 as a director. He is the Co–founder, and is a Principal and Managing Partner of Iroquois Capital Management, LLC, the Registered Investment Advisor to Iroquois Capital LP and Iroquois Capital (Offshore) Ltd. (collectively, “Iroquois”). Mr. Silverman has served as Co–Chief Investment Officer of Iroquois since inception in 2003. From 2000 to 2003, Mr. Silverman served as Co–Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman received his B.A. from Lehigh University in 1992. Based on Mr. Silverman’s overall background and experience as an executive in the financial industry, Board believes that Mr. Silverman has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” each of the Director nominees listed above.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and Committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Arrangements Relative to Appointment as Director

Under an Amended and Restated Securities Purchase Agreement dated December 9, 2010 (the “Purchase Agreement”) between the Company and Laddcap Value Partners, LP (the “Purchaser”), the Purchaser agreed to purchase 195,000 shares of the Company’s Common Stock for $1,000. The Company appointed Robert B. Ladd, as director to fill the vacancy caused by the resignation of Tim Paterson-Brown. The Purchase Agreement closed on December 13, 2010. On February 9, 2011, all 239,520 shares of the Company's Common Stock held by the Purchaser were transferred from the Purchaser to Laddcap Value Partners III LLC (“Laddcap”). Mr. Ladd is the managing member of Laddcap.

On September 29, 2014, the Company entered into a settlement agreement with Iroquois Capital Management L.L.C., Iroquois Master Fund Ltd. and Joshua Silverman (collectively, “Iroquois”). Pursuant to the terms of the settlement agreement, Mr. Silverman was added to the slate of director nominees for the Company’s 2014 annual meeting (the “2014 Nominees”). Iroquois agreed, among other things, to: (i) withdraw its nomination letter nominating its director candidates and any and all related materials in connection therewith or otherwise related to the 2014 annual meeting; (ii) abide by the MGT Share Dealing Code, which prohibits, among other transactions, shorting of MGT stock, holding MGT stock in a margin account, and certain other hedging techniques; and (iii) vote all shares beneficially owned by it in favor of the 2014 Nominees and in favor of the appointment of the Company’s auditing firm at the 2014 annual meeting. Mr. Silverman also agreed to promptly submit a complete personal history disclosure and other application materials as required by the NJ Division of Gaming Enforcement.

Director Independence

Each of the Company’s current independent directors: H. Robert Holmes, Joshua Silverman, and Michael Onghai are considered independent under Section 803A of NYSE MKT rules, according to which the Company must comply. Following the Annual Meeting, and assuming they are re-elected, Mr. Holmes, Mr. Silverman, and Mr. Onghai will still be considered independent.

Stockholder Communications with Directors

Stockholders may communicate with members of the Board of Directors by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528. All stockholder communications will be forwarded to each individual member of the Board.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to any director, director nominee or executive officer:

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(1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed suspended or vacated;

(5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) any federal or state securities or commodities law or regulation;

(ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent, exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member (covering stock, commodities or derivatives exchanges, or other SROs).

Corporate Code of Ethics

On June 25, 2012, the Board of Directors revised the Code of Conduct and Ethics, which applies to all directors and employees including the company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. Prior to June 25, 2012, the Company’s employees and directors were subject to the previous Code of Ethics adopted by the Board of Directors on December 28, 2007.

Copies of the Code of Business Conduct and Ethics, the Anti-Fraud Policy, the Whistleblowing Policy and the MGT Share Dealing Code can be obtained, without charge by writing to the Chief Executive Officer at MGT Capital Investments, Inc., 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528, or through our corporate website at www.mgtci.com.

Board Committees

Our Board of Directors has two standing committees of the Board: an Audit Committee and a Nominations and Compensation Committee. As of November 16, 2015, the members of these committees are:

Audit Committee	Nominations and Compensation Committee
Michael Onghai, Chair	H. Robert Holmes, Chair
H. Robert Holmes	Michael Onghai
Joshua Silverman

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Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Stockholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Nominations and Compensation Committee

The Nominations and Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Nomination and Compensation Committee shall also appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues or significance to the Company and its stakeholders.

Audit Committee and Audit Committee Financial Expert

On November 25, 2004, the Company’s Board of Directors established an Audit Committee to carry out its audit functions. As of November 9, 2015, the membership of the Audit Committee was Mr. Onghai, Mr. Silverman and Mr. Holmes.

The Company’s Board of Directors has determined that Michael Onghai, an independent director, is the Audit Committee financial expert, as defined in Regulation S-K promulgated under the Securities and Exchange Act of 1934, serving on its Audit Committee.

Assuming the nominees for director are re-elected at the meeting, Mr. Onghai is anticipated to serve as the chairman of the Audit Committee and as the Audit Committee financial expert.

Director Compensation for 2014

The following table sets forth the compensation of persons who served as a member of our Board of Directors during all or part of 2014, other than Robert B. Ladd, whose compensations is discussed under "Executive Compensation" above and who is not separately compensated for Board service.

Name	Fees earned or paid in cash	Stock awards	All other compensation	Total
H. Robert Holmes	$30	$–	$–	$30
Michael Onghai	$25	$–	$–	$25
Joshua Silverman	$1	$–	$–	$1

Directors are reimbursed for their out–of–pocket expenses incurred in connection with the performance of Board duties.

Independent director compensation

Our policy is each independent director receives annual compensation of $20. In addition, independent directors, receive $5 as total compensation for committee service. The Chairman of the Board receives an additional $5. For fiscal year 2015, the Company does not propose any change in fees for the independent directors.

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EXECUTIVE OFFICERS

Certain information regarding our Executive Officers is provided below:

Name	Age	Position
Robert P. Traversa	51	Treasurer, Secretary and Chief Financial Officer
Robert B. Ladd	57	President, Chief Executive Officer and Director

For information with respect to Robert B. Ladd, please see the information about the members of our Board of Directors on the preceding pages. Officers are appointed by the Board and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board. There are no family relationships among our Directors or Executive Officers.

Robert P. Traversa joined the Company on March 1, 2011 as a senior advisor to executive management and was appointed the Company’s Chief Financial Officer in May 2011. Mr. Traversa served as a director of the Company from May, 2012 until December, 2014. Prior to joining the company, he was a senior vice president at Neuberger Berman LLC, a large international money management firm catering to individuals and institutions. He joined Neuberger Berman in 1994 and was most recently a senior member of an investment team within the Private Asset Management Division. His earlier career at Neuberger encompassed positions supporting management, operations and technology. Mr. Traversa was a financial analyst at Bankers Trust in the Investment Management Division from 1990 until 1994. He began his career on the audit staff at Price Waterhouse in 1987. Mr. Traversa is a NY State Certified Public Accountant.

EXECUTIVE COMPENSATION

Compensation Policies and Practices and Risk Management

The Board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Board does not see them as encouraging risk taking. We also provide named executive officers and other senior managers with long-term equity awards to help further align their interests with our interests and those of our stockholders. The Board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee's tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to our long-term corporate success and performance.

The Board believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to our success and building stockholder value, without promoting unnecessary or excessive risk taking. The Board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

In addition, our Compensation Committee undertakes such analyses and makes such determinations as it deems appropriate. In addition, the Compensation Committee makes decisions regarding the levels of compensation for each of our executive officers.

 Summary compensation table

The following table summarizes Fiscal Years 2014 and 2013 compensation for services in all capacities of the Company’s named executive officers and other individuals:

Name	Principal Position	Year	Salary	Bonus	Stock awards (1)	All other compensation	Total compensation
Robert B. Ladd	Chief Executive Officer	2014	$285	$–	$–	$–	$285
		2013	$285	$143	$–	$–	$428
Robert P. Traversa	Chief Financial Officer	2014	$275	$–	$–	$–	$275
		2013	$275	$138	$–	$–	$413

(1)	This column discloses the dollar amount of the aggregate grant date fair value of restricted stock granted in the year.

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Grants of Plan–Based Awards

There were no plan–based awards in Fiscal 2014.

Outstanding equity awards at December 31, 2014

There were no outstanding equity awards at December 31, 2014.

Employment agreements

On November 19, 2012, the Company entered into an employment agreement with Robert B. Ladd, to act as its President and Chief Executive Officer. Upon execution of the agreement, Mr. Ladd was granted a $100 cash payment and 50,000 shares of restricted Common stock. The agreement provides for a two year term, subject to automatic renewals. The agreement provides for a base salary of $285 per year. Pursuant to the employment agreement, Mr. Ladd is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Ladd dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Ladd is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Ladd an additional amount so that the net amount retained by Mr. Ladd shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Ladd for Cause or Mr. Ladd resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Ladd’s employment agreement was filed as an exhibit to the Current Report on Form 8–K we filed with the SEC on November 23, 2012; all defined terms not otherwise defined herein are defined in such employment agreement.

On January 28, 2014, the Company entered into an amendment to Mr. Ladd’s employment agreement which extended the agreement’s term for an additional year, through November 30, 2015. On September 28, 2015, the Company provided Mr. Ladd with written notice of its intent not to renew the employment agreement.

On October 7, 2015, the Company entered into an amended and restated employment agreement with Mr. Ladd, effective October 1, 2015. The agreement amends and restates in its entirety the employment agreement entered into between the Company and Mr. Ladd on November 19, 2012 and amended January 28, 2014.The term of the agreement shall expire on November 30, 2016, subject to automatic renewals of one year. Upon execution of the agreement, Mr. Ladd was granted 200,000 shares of restricted common stock. The agreement provides for a base salary of $199.5 per year. Pursuant to the employment agreement, Mr. Ladd is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Ladd dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Ladd is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Ladd an additional amount so that the net amount retained by Mr. Ladd shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Ladd for Cause or Mr. Ladd resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Ladd’s employment agreement was filed as an exhibit to the Current Report on Form 8–K we filed with the SEC on October 9, 2015; all defined terms not otherwise defined herein are defined in such employment agreement.

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On November 19, 2012, the Company entered into an employment agreement with Robert P. Traversa to act as its Treasurer and Chief Financial Officer. The agreement provides for a two year term, subject to automatic renewals. Upon execution of the agreement, Mr. Traversa was granted a $100 cash payment and 50,000 shares of restricted Common stock. The agreement provides for a base salary of $275 per year. Pursuant to the employment agreement, Mr. Traversa is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Traversa dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Traversa is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3.00 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Traversa an additional amount so that the net amount retained by Mr. Traversa shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Traversa for Cause or Mr. Traversa resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Traversa’s employment agreement was filed as an exhibit to the Current Report on Form 8–K we filed with the SEC on November 23, 2012; all defined terms not otherwise defined herein are defined in such employment agreement.

On January 28, 2014, the Company entered into an amendment to Mr. Traversa’s employment agreement which extended the agreement’s term for an additional year, through November 30, 2015. On September 28, 2015, the Company provided Mr. Traversa with written notice of its intent not to renew the employment agreement.

Securities authorized for issuance under equity compensation plans

No option grants were issued during the year ended December 31, 2014. The table below provides information on our equity compensation plans as of December 31, 2014:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted–average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category:	(a)	(b)	(c)
Equity compensation plans approved by security holders	–	$–	$625,967	(1)
Equity compensation plans not approved by security holders	–	–	–
Total	–	–	625,967	(1)

(1)	On September 27, 2013, the Company’s stockholders approved an increase of the number of shares of Common stock issuable under the Company’s 2012 Stock Incentive Plan to 1,335,000 shares. As of December 31, 2014, the Company issued an aggregate of 709,033 restricted shares under the Company’s 2012 Stock Incentive Plan, as amended.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 8, 2015, we sold an aggregate of 300,000 shares of common stock and warrants to purchase up to 600,000 shares of common stock to Iroquois Master Fund Ltd., an entity controlled by Joshua Silverman, in the Financing. Mr. Silverman and Mr. Ladd executed voting agreements in connection with the Financing, agreeing to vote in favor of a shareholder proposal to permit the full exercise of the warrants issued in the Financing.

On September 29, 2014, the Company entered into a settlement agreement with Iroquois Capital Management L.L.C., Iroquois Master Fund Ltd. and Joshua Silverman (collectively, “Iroquois”). Pursuant to the terms of the settlement agreement, Mr. Silverman was added to the slate of director nominees for the Company’s 2014 annual meeting (the “2014 Nominees”). Iroquois agreed, among other things, to: (i) withdraw its nomination letter nominating its director candidates and any and all related materials in connection therewith or otherwise related to the 2014 annual meeting; (ii) abide by the MGT Share Dealing Code, which prohibits, among other transactions, shorting of MGT stock, holding MGT stock in a margin account, and certain other hedging techniques; and (iii) vote all shares beneficially owned by it in favor of the 2014 Nominees and in favor of the appointment of the Company’s auditing firm at the 2014 annual meeting. Mr. Silverman also agreed to promptly submit a complete personal history disclosure and other application materials as required by the NJ Division of Gaming Enforcement.

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PROPOSAL NO. 2

AMENDMENT TO THE 2012 STOCK INCENTIVE PLAN

GENERAL DESCRIPTION

At the Meeting a vote will be taken on a proposal to amend the 2012 Stock Incentive Plan (the “Plan”) to increase the amount of shares available for issuance under the Plan from 1,335,000 shares to 3,000,000 shares, an increase of 1,665,000 shares. Under the Plan, the Company had 1,150,000 shares available as of November 16, 2015. The Board of Directors has the authority to implement, interpret and administer the Plan, and is authorized to grant Options, Stock Awards and Performance Shares to “Participants” under the Plan.  These awards are described below and are collectively referred to as “Awards.”

The foregoing summary of the material provisions of the amended Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached hereto as Appendix A.

PURPOSES OF THE PLAN AND THE INCREASE

The Plan is intended to promote the best interests of the Company and its Stockholders by (i) assisting the Company and its affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company, and (iii) associating the interests of such persons with those of the Company and its affiliates and Stockholders. The Company is seeking to increase the number of shares available under the Plan to enhance its ability to incentivize its employee as set forth above and to reflect the increased capitalization of the Company since the most recent increase of shares available under the Plan in 2013. The increase in the amount of shares available for grant is the only change to the Plan.

The benefits derived from the Plan by our officers and directors, if any, are not quantifiable or determinable at this time.

ADMINISTRATION OF THE PLAN

The Board has the sole authority to implement and/or interpret and/or administer the Plan unless the Board delegates all or any portion of its authority to a committee of the Board. The Board may delegate all or a portion of its authority to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law (the “Committee”). The Committee must consist of two (2) or more directors who are (i) “Non-Employee Directors” (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Company’s shares are traded or the exchange on which the Company’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under the Plan by the Company is subject to Section 162(m) of the Internal Revenue Code of 1986, and any amendments thereto (the “Code”) (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

The Committee may delegate to one or more of the Company’s officers the authority to grant Awards to Eligible Persons who are not directors or executive officers of the Company or its Affiliates, however, to do so the Committee must fix the total number of shares of Common Stock that may be subject to such Awards.  No officer holding such a delegation is authorized to grant Awards to himself or herself or to any of his or her family members.

The Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of the Plan and all Award Agreements.

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(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Company’s management.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option (“ISO”) or Nonqualified Stock Option (“NQSO”); and to determine such other terms and conditions of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by the Plan, the Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Award Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent.

(viii) To prescribe the form of Award Agreements or any other agreements under the Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

ELIGIBILITY

Awards, other than ISOs, may be granted to any Eligible Person selected by the Committee upon the recommendation of the Company’s management. ISOs may be granted only to employees of the Company or a parent or a subsidiary, upon the recommendation of the Company’s management.

An “Eligible Person” under the Plan is an employee of the Company, an “Affiliate” (which is defined in the Plan and includes, among others, a parent and subsidiary of the Company, corporations or businesses that are controlled by the Company or one of its Affiliates, any other entity that the Board designates an Affiliate, and any executive officer, director or 10% shareholder of the Company), a director, or a consultant to the Company.

A “Participant” in the Plan is an Eligible Person who is selected by the Committee to receive an Award, and is party to an agreement (an “Award Agreement,” which will be entered into in connection with each type of Award under the Plan), setting forth the terms of such person’s Award.

A consultant may be an Eligible Person only if the offer or sale of the Company’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the services provided by such consultant, unless the Company determines that an offer or sale of its securities to such consultant would satisfy another exemption from the registration under the Securities Act of 1933, as amended, and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Awards to consultants shall be granted upon the recommendation of the Company’s management.

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The Committee may make Awards under the Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

SHARES OF COMMON STOCK SUBJECT TO THE PLAN

The Plan currently authorized the issuance of Awards under the Plan for up to a total of 1,335,000 shares of Common Stock underlying such Awards. The Board is seeking to increase this number by 1,665,000 shares to 3,000,000 shares. The number of shares of Common Stock with respect to which Awards may be granted under the Plan is subject to adjustment for changes in the Company’s capitalization, merger, consolidation or asset sale, as set forth in Section 9 of the Plan.

In the event that any outstanding Award expires or is terminated for any reason, the unissued or unpurchased shares of Common Stock underlying those Awards will become available for future grant under the Plan, and accordingly may again be subject to an Award granted to the same Participant or to another Eligible Person under the Plan.

OPTIONS

The Committee will designate each Eligible Person to whom an Option is to be granted upon the recommendation of the Company’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an ISO or NQSO, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an ISO shall be invalid for failure to qualify as an ISO but instead shall be deemed a NQSO.

The Board of Directors believes that the ability to grant Options to employees who qualify for ISO treatment provides an additional material incentive to certain key employees. The Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Stockholders are hereby requested to approve the Plan in order to comply with this statutory requirement and preserve the Company's ability to grant ISOs, and in order to comply with the American Stock Exchange rules which require such an approval.

Date of Grant of Option

The “Date of Grant” is the date that the Committee approves an Option grant, provided that all terms of such grants, including the amount of shares, the exercise price and vesting are determined at such time.

Option Price

The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option (other than an ISO to a 10% shareholder) shall not be less than one hundred percent (100%) of the Fair Market Price (as defined in the Plan) on the Date of Grant.

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(ii) The exercise price per share for Common Stock subject to an ISO granted to a Participant who is deemed to be a 10% shareholder on the Date of Grant, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

“Fair Market Price” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price shall be determined by the Committee in good faith.

Duration of Options

 Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant. In the case of an ISO that is granted to a 10% shareholder on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

Maximum Value of ISOs

To the extent that the aggregate Fair Market Price of the Common Stock with respect to which ISOs granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Company or any parent or subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be ISO. For purposes of this section of the Plan, the Fair Market Price of the Common Stock will be determined as of the time the ISO with respect to the Common Stock is granted. This section of the Plan will be applied by taking ISOs into account in the order in which they are granted.

Non-transferability of Options

Options granted under the Plan which are intended to be ISOs are nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant are exercisable by only the Participant to whom the ISO is granted.

Except to the extent transferability of NQSO is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the NQSO is granted, such Option may be exercised only by the Participant.  If the Stock Option Agreement so provides or the Committee so approves, a NQSO may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). Any holder of a NQSO that was transferred pursuant to this section of the Plan shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

In addition, ISOs or NQSOs are not subject to execution, attachment or similar process, unless such obligation is to the Company itself or to an Affiliate.

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Vesting and Termination of Options

Options will vest and terminate as provided in the Stock Option Agreement, which shall provide for specific vesting and termination provisions.

Exercise of Options and Payment upon Exercise

Options may be exercised in whole or in part at any time after vesting, prior to termination, and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Company will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

Upon the exercise of any Option, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee, or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Company. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Company (or delivery to the Company of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Company, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

No Rights as a Shareholder; Voting Proxy

A Participant shall have no rights as a stockholder of the Company with respect to any Common Shares covered by an Option until the date of exercise and the Company has issued the certificate for the Participant’s shares of Common Stock.

Notification to Company upon Disposition of an ISO

Participants are required to notify the Company of any sale or other disposition of Common Stock acquired pursuant to an ISO if such sale or disposition occurs within two years of the Date of Grant or within one year of the issuance of the Common Stock.  The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of ISO be endorsed with a restrictive legend.

Repricing of Options

The Plan provides that the Committee may not permit a Repricing of any Option without the approval of the Company’s Stockholders.

STOCK AWARDS

The Plan also provides for four types of Stock Awards, each to be granted upon the recommendation of the Company’s management:  Stock Bonus Awards, Restricted Stock Awards, Stock Appreciation Rights and Deferred Shares.   Stock Bonus Awards, Restricted Stock Awards and Stock Appreciation Rights may be granted by the Committee with such terms and conditions as the Committee deems appropriate.  These terms shall be set forth in each respective Stock Award Agreement.  The terms and conditions for Stock Bonus Awards, Restricted Stock Awards and Stock Appreciate Rights may change from time to time, with respect to each type of award, and from Participant to Participant who receive each type of award, and the terms and conditions of separate awards in each category need not be identical.

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Provisions Particular to Restricted Stock Awards

Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives (as defined in the Plan) established by the Committee in accordance with the applicable provisions of Section 8 of the Plan regarding Performance Shares. (See “Performance Shares” below.)

Provisions Particular to Stock Appreciation Rights

Stock Appreciation Rights are exercisable for seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant.  Stock Appreciation Rights may not be repriced without the approval of the Company’s Stockholders.

The Participant will not have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by a Appreciation Rights and will not have voting rights with respect to such shares until exercise, however, if the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock, then the Participant will have all rights as a stockholder with respect to such shares.

Deferred Shares

The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Company’s management and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

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PERFORMANCE SHARES

The Committee may authorize grants of Performance Shares upon the recommendation of the Company’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of the Plan and such other terms and provisions as the Committee may determine consistent with the Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

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SECURITIES REGULATION AND TAX WITHHOLDING

No Options or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the NYSE MKT.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under the Plan shall be restricted shares.  Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. In addition, no Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

The Company or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Company or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Company’s Chief Financial Officer.

EFFECT ON EMPLOYMENT AND SERVICE

The Plan, and its operation does not confer upon anyone any right to continue in the employ or service of the Corporation or an Affiliate, affect any right and power of the Company or an Affiliate to change a person’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

USE OF PROCEEDS

The Company intends to use the proceeds it receives from the exercise of any options granted pursuant to the Plan for working capital and/or investment in equipment and/or acquisitions and/or business development.

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AMENDMENT AND TERMINATION

The Committee may amend or terminate the Plan from time to time.  Stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, except as contemplated by Section 5.A or Section 9.B of the Plan; (ii) changes the class of Participants eligible to receive ISOs; (iii) modifies the restrictions on Repricings set forth in the Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company’s shares are traded or exchange on which the Company’s shares are listed. Except as specifically permitted by the Plan, a Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an ISO to become a NQSO shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the Stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Committee.

CONTRACTUAL OBLIGATIONS TO GRANT AWARDS UNDER THE PLAN

The Committee approved the amendment effective November 9, 2015, subject to approval by the Company’s stockholders within twelve (12) months. Unless and until the amendment to increase the number of shares available for issuance under the Plan is approved by the Company’s Stockholders, no Option or Stock Award in excess of the originally approved 1,335,000 shares may be exercised, and no additional shares of Common Stock may be issued under the Plan. In the event that the Company’s Stockholders do not approve the amendment within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards in excess of 1,335,000 shares will terminate.

Required Vote

Approval of an amendment to the Plan to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares, requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy at the Meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO APPROVE AN AMENDMENT TO THE 2012 Stock Incentive Plan to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares.

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PROPOSAL NO. 3

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS

THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2015

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2015 and has further directed that the selection of Marcum be submitted to a vote of stockholders at the annual meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of Marcum is not ratified, the Board will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Marcum is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Marcum are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

EisnerAmper LLP (“Eisner”) served as our independent auditors for the fiscal year ended December 31, 2012. On April 18, 2013, we dismissed Eisner, and Marcum LLP (“Marcum”) became our independent auditor. The following is a summary of the fees billed to the Company (all such fees billed by Marcum) for professional services rendered for the fiscal years ended December 31, 2014 and 2013.

	Year ended December 31,
	2014	2013
Audit	$218	$142
Tax	32	20
Total	$250	$162

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.

The Audit Committee pre–approved all audit–related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining Marcum’s independence.

Pre–approval policy of services performed by independent registered public accounting firm

The Audit Committee’s policy is to pre–approve all audit and non–audit related services, tax services and other services. Pre–approval is generally provided for up to one year, and any pre–approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre–approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services performed to date.

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Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Marcum as our independent registered certified public accounting firm for the year 2015. If the appointment is not ratified, our Board will consider whether it should select another independent registered certified public accounting firm.

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

CERTIFICATE OF INCORPORATION TO IMPLEMENT

A REVERSE STOCK SPLIT OF THE COMPANY’S CAPITAL STOCK AT A RATIO WITHIN A RANGE OF

1 FOR 8 TO 1 FOR 40

General

The Board of Directors has approved and is seeking stockholder approval of an amendment to our Certificate of Incorporation to implement a reverse stock split of the Company’s capital stock, at a ratio within the range of 1 for 8 to 1 for 40 (the “Reverse Stock Split”) at any time following the Annual Meeting and prior to the 2016 Annual Meeting.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the Reverse Stock Split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation, in the form attached hereto as Appendix B (the “Reverse Stock Split Amendment”), with the Delaware Secretary of State; provided that the text set forth in Appendix B is subject to such changes as may be required by the Delaware Secretary of State or as the Board deems reasonably necessary and advisable to implement the Reverse Stock Split.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of the Common Stock outstanding immediately after the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The Reverse Stock Split would not change the number of authorized shares of common stock. There are currently no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued and unreserved shares of common stock that would be created by the Reverse Stock Split. In the event that the Reverse Stock Split results in a stockholder holding a fractional share of Common Stock, such fractional share will be rounded up to the next whole number.

Reasons for the Reverse Stock Split

We believe that the Reverse Stock Split could enhance the appeal of the Common Stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of the Common Stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for the Common Stock will occur. Our board of directors cannot predict with certainty what effect the Reverse Stock Split will have on the market price of the Common Stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

In addition to increasing the Common Stock price to a level more appealing for investors, we believe that the Reverse Stock Split would have other benefits:

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•	Compliance with the NYSE MKT Continued Listing Requirements. Our Common Stock is currently listed on the NYSE MKT, and the NYSE MKT has certain continued listing standards under which it will normally give consideration to suspending dealings in, or removing, a security from listing or unlisted trading, including market capitalization, stockholders’ equity and low selling price issues. We believe that being listed on the NYSE MKT helps support and maintain liquidity of the Common Stock and company recognition and that the Reverse Stock Split will increase our ability to continue to meet the continued listing standards of the NYSE MKT.

•	Decreased Stock Price Volatility. The intended increase in our stock price could decrease price volatility, as currently small changes in the price of the Common Stock result in relatively large percentage changes in the stock price.

Determination of Ratio and Abandonment by the Board

If Proposal No. 4 is approved by the Company's stockholders at the Annual Meeting, the actual Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board that one of the ratios is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including those described in the following paragraph. Notwithstanding approval of Proposal No. 4 by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any of the Reverse Stock Split. If the Board decides not to implement the Reverse Stock Split before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio of not less than 1 for 8 and not more than 1 for 40, as determined by the Board in its sole discretion. In determining the Reverse Stock Split ratio, the Board will consider numerous factors, including:

•	the historical and projected performance of the Common Stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected Reverse Stock Split ratio on trading liquidity in the Common Stock and our ability to maintain our listing on the NYSE MKT;

•	our capitalization (including the number of shares of Common Stock issued and outstanding);

•	the prevailing trading price for the Common Stock and the volume levels thereof; and

•	potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the Reverse Stock Split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of the Common Stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Authorized Shares of Common Stock and “Anti-Takeover” Effect

Our Certificate of Incorporation presently authorizes 75,000,000 shares of Common Stock. The Reverse Stock Split would not change the number of authorized shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by us in the future would increase. These additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware Corporation Law and the NYSE MKT rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially. There are currently no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued and unreserved shares of Common Stock that would be created by the Reverse Stock Split.

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The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an 'anti-takeover effect' by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company's management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and Bylaws.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the implementation of the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split. On November 16, 2015, we had 17,199,665 shares of Common Stock issued and outstanding and 56,544,059 shares of Common Stock that were authorized but unissued. At November 16, 2015, we had reserved 1,256,276 share reserved for future issuance, consisting of (i) 1,060,825 shares of Common Stock potentially issuable upon exercise of outstanding warrants, (ii) 185,000 shares of Common Stock potentially issuable upon exercise of outstanding stock options and (iii) 10,451 shares of Common Stock issuable upon the conversion of Series A Preferred Stock. All of these share numbers will be adjusted in accordance with the ratio of the Reverse Stock Split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the Reverse Stock Split ratio. For example, if a 1 for 8 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 8.

After the Reverse Stock Split is implemented, each stockholder will own a reduced number of shares of the Common Stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 8 Reverse Stock Split, then for every 8 shares of the Common Stock that a stockholder owns they will be combined and converted into a single share of the Common Stock. We estimate that following the implementation of the Reverse Stock Split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the Reverse Stock Split alone would not change any stockholder’s proportionate ownership interest in the Company. The implementation of the Reverse Stock Split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of the Common Stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

The Reverse Stock Split will not affect the par value of the Common Stock.

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Stock Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split, the approximate number of shares of Common Stock reserved for future issuance upon exercise of outstanding options and warrants and conversion of preferred stock following the Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Stock Split. The information in the following table is based on 17,199,665 shares of Common Stock issued and outstanding as of November 16, 2015 and 1,256,276 shares reserved for future issuance as of November 16, 2015 and assumes that Proposal No. 2 (increasing the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 from 1,335,000, an increase of 1,665,000 shares) and Proposal No. 5 (approving the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants previously issued to investors) are not approved.

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Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-8	75,000,000	2,149,958	157,035	72,693,007
1-for-9	75,000,000	1,911,074	139,586	72,949,340
1-for-10	75,000,000	1,719,967	125,628	73,154,406
1-for-11	75,000,000	1,563,606	114,207	73,322,187
1-for-12	75,500,000	1,433,305	104,690	73,962,005
1-for-13	75,000,000	1,323,051	96,637	73,580,312
1-for-14	75,000,000	1,228,548	89,734	73,681,719
1-for-15	75,000,000	1,146,644	83,752	73,769,604
1-for-16	75,000,000	1,074,979	78,517	73,846,504
1-for-17	75,500,000	1,011,745	73,899	74,414,356
1-for-18	75,000,000	955,537	69,793	73,974,670
1-for-19	75,000,000	905,246	66,120	74,028,635
1-for-20	75,000,000	859,983	62,814	74,077,203
1-for-21	75,000,000	819,032	59,823	74,121,146
1-for-22	75,000,000	781,803	57,103	74,161,094
1-for-23	75,000,000	747,812	54,621	74,197,568
1-for-24	75,000,000	716,653	52,345	74,231,002
1-for-25	75,500,000	687,987	50,251	74,761,762
1-for-26	75,000,000	661,526	48,318	74,290,156
1-for-27	75,000,000	637,025	46,529	74,316,447
1-for-28	75,000,000	614,274	44,867	74,340,859
1-for-29	75,000,000	593,092	43,320	74,363,588
1-for-30	75,500,000	573,322	41,876	74,884,802
1-for-31	75,000,000	554,828	40,525	74,404,647
1-for-32	75,000,000	537,490	39,259	74,423,252
1-for-33	75,000,000	521,202	38,069	74,440,729
1-for-34	75,500,000	505,873	36,949	74,957,178
1-for-35	75,000,000	491,419	35,894	74,472,687
1-for-36	75,000,000	477,768	34,897	74,487,335
1-for-37	75,000,000	464,856	33,953	74,501,191
1-for-38	75,000,000	452,623	33,060	74,514,317
1-for-39	75,000,000	441,017	32,212	74,526,771
1-for-40	75,000,000	429,992	31,407	74,538,601

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Stock Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split, the approximate number of shares of Common Stock reserved for future issuance upon exercise of outstanding options and warrants and conversion of preferred stock following the Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Stock Split, each in the event that Proposal No. 2 to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 from 1,335,000, an increase of 1,665,000 shares, is approved. The information in the following table is based on 17,199,665 shares of Common Stock issued and outstanding as of November 16, 2015 and 2,921,276 shares reserved for future issuance.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-8	75,000,000	2,149,958	365,160	72,484,882
1-for-9	75,000,000	1,911,074	324,586	72,764,340
1-for-10	75,000,000	1,719,967	292,128	72,987,906
1-for-11	75,000,000	1,563,606	265,571	73,170,824
1-for-12	75,500,000	1,433,305	243,440	73,823,255
1-for-13	75,000,000	1,323,051	224,714	73,452,235
1-for-14	75,000,000	1,228,548	208,663	73,562,790
1-for-15	75,000,000	1,146,644	194,752	73,658,604
1-for-16	75,000,000	1,074,979	182,580	73,742,441
1-for-17	75,500,000	1,011,745	171,840	74,316,415
1-for-18	75,000,000	955,537	162,293	73,882,170
1-for-19	75,000,000	905,246	153,751	73,941,003
1-for-20	75,000,000	859,983	146,064	73,993,953
1-for-21	75,000,000	819,032	139,108	74,041,860
1-for-22	75,000,000	781,803	132,785	74,085,412
1-for-23	75,000,000	747,812	127,012	74,125,176
1-for-24	75,000,000	716,653	121,720	74,161,627
1-for-25	75,500,000	687,987	116,851	74,695,162
1-for-26	75,000,000	661,526	112,357	74,226,118
1-for-27	75,000,000	637,025	108,195	74,254,780
1-for-28	75,000,000	614,274	104,331	74,281,395
1-for-29	75,000,000	593,092	100,734	74,306,174
1-for-30	75,500,000	573,322	97,376	74,829,302
1-for-31	75,000,000	554,828	94,235	74,350,937
1-for-32	75,000,000	537,490	91,290	74,371,221
1-for-33	75,000,000	521,202	88,524	74,390,275
1-for-34	75,500,000	505,873	85,920	74,908,208
1-for-35	75,000,000	491,419	83,465	74,425,116
1-for-36	75,000,000	477,768	81,147	74,441,085
1-for-37	75,000,000	464,856	78,953	74,456,191
1-for-38	75,000,000	452,623	76,876	74,470,502
1-for-39	75,000,000	441,017	74,905	74,484,078
1-for-40	75,000,000	429,992	73,032	74,496,976

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Stock Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split, the approximate number of shares of Common Stock reserved for future issuance upon exercise of outstanding options and warrants and conversion of preferred stock following the Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Stock Split, each in the event that Proposal No. 5 to approve the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants previously issued to investors is approved. The information in the following table is based on 17,199,665 shares of Common Stock issued and outstanding as of November 16, 2015 and 6,816,276 shares reserved for future issuance.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-8	75,000,000	2,149,958	852,035	71,998,007
1-for-9	75,000,000	1,911,074	757,364	72,331,562
1-for-10	75,000,000	1,719,967	681,628	72,598,406
1-for-11	75,000,000	1,563,606	619,661	72,816,733
1-for-12	75,500,000	1,433,305	568,023	73,498,672
1-for-13	75,000,000	1,323,051	524,329	73,152,620
1-for-14	75,000,000	1,228,548	486,877	73,284,576
1-for-15	75,000,000	1,146,644	454,418	73,398,937
1-for-16	75,000,000	1,074,979	426,017	73,499,004
1-for-17	75,500,000	1,011,745	400,957	74,087,298
1-for-18	75,000,000	955,537	378,682	73,665,781
1-for-19	75,000,000	905,246	358,751	73,736,003
1-for-20	75,000,000	859,983	340,814	73,799,203
1-for-21	75,000,000	819,032	324,585	73,856,384
1-for-22	75,000,000	781,803	309,831	73,908,366
1-for-23	75,000,000	747,812	296,360	73,955,829
1-for-24	75,000,000	716,653	284,012	73,999,336
1-for-25	75,500,000	687,987	272,651	74,539,362
1-for-26	75,000,000	661,526	262,164	74,076,310
1-for-27	75,000,000	637,025	252,455	74,110,521
1-for-28	75,000,000	614,274	243,438	74,142,288
1-for-29	75,000,000	593,092	235,044	74,171,864
1-for-30	75,500,000	573,322	227,209	74,699,469
1-for-31	75,000,000	554,828	219,880	74,225,292
1-for-32	75,000,000	537,490	213,009	74,249,502
1-for-33	75,000,000	521,202	206,554	74,272,244
1-for-34	75,500,000	505,873	200,479	74,793,649
1-for-35	75,000,000	491,419	194,751	74,313,830
1-for-36	75,000,000	477,768	189,341	74,332,891
1-for-37	75,000,000	464,856	184,224	74,350,921
1-for-38	75,000,000	452,623	179,376	74,368,002
1-for-39	75,000,000	441,017	174,776	74,384,207
1-for-40	75,000,000	429,992	170,407	74,399,601

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Stock Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split, the approximate number of shares of Common Stock reserved for future issuance upon exercise of outstanding options and warrants and conversion of preferred stock following the Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Stock Split, each in the event that that Proposal No. 2 to increase the amount of shares of Common Stock that may be issued under the Plan to 3,000,000 from 1,335,000, an increase of 1,665,000 shares, and Proposal No. 5 to approve the potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants previously issued to investors, are approved. The information in the following table is based on 17,199,665 shares of Common Stock issued and outstanding as of November 16, 2015 and 8,481,276 shares reserved for future issuance.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-8	75,000,000	2,149,958	1,060,160	71,789,882
1-for-9	75,000,000	1,911,074	942,364	72,146,562
1-for-10	75,000,000	1,719,967	848,128	72,431,906
1-for-11	75,000,000	1,563,606	771,025	72,665,369
1-for-12	75,500,000	1,433,305	706,773	73,359,922
1-for-13	75,000,000	1,323,051	652,406	73,024,543
1-for-14	75,000,000	1,228,548	605,805	73,165,647
1-for-15	75,000,000	1,146,644	565,418	73,287,937
1-for-16	75,000,000	1,074,979	530,080	73,394,941
1-for-17	75,500,000	1,011,745	498,899	73,989,356
1-for-18	75,000,000	955,537	471,182	73,573,281
1-for-19	75,000,000	905,246	446,383	73,648,372
1-for-20	75,000,000	859,983	424,064	73,715,953
1-for-21	75,000,000	819,032	403,870	73,777,098
1-for-22	75,000,000	781,803	385,513	73,832,685
1-for-23	75,000,000	747,812	368,751	73,883,437
1-for-24	75,000,000	716,653	353,387	73,929,961
1-for-25	75,500,000	687,987	339,251	74,472,762
1-for-26	75,000,000	661,526	326,203	74,012,272
1-for-27	75,000,000	637,025	314,121	74,048,854
1-for-28	75,000,000	614,274	302,903	74,082,824
1-for-29	75,000,000	593,092	292,458	74,114,450
1-for-30	75,500,000	573,322	282,709	74,643,969
1-for-31	75,000,000	554,828	273,590	74,171,583
1-for-32	75,000,000	537,490	265,040	74,197,471
1-for-33	75,000,000	521,202	257,008	74,221,790
1-for-34	75,500,000	505,873	249,449	74,744,678
1-for-35	75,000,000	491,419	242,322	74,266,259
1-for-36	75,000,000	477,768	235,591	74,286,641
1-for-37	75,000,000	464,856	229,224	74,305,921
1-for-38	75,000,000	452,623	223,191	74,324,186
1-for-39	75,000,000	441,017	217,469	74,341,514
1-for-40	75,000,000	429,992	212,032	74,357,976

Although the Board expects that the reduction in outstanding shares of Common Stock will result in an increase in the per share price of the Company’s Common Stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s Common Stock increases as a result of the Reverse Stock Split, such increase in the per share price will be permanent, which will be dependent on several factors.

•	Should the per share price of the Common Stock decline after implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split.

•	The anticipated resulting increase in per share price of the Company’s Common Stock due to the Reverse Stock Split is expected to encourage interest in the Company’s Common Stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

•	The Reverse Stock Split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a Reverse Stock Split decline.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding Common Stock as a result of the Reverse Stock Split will occur automatically on the date that the amendment to our Certificate of Incorporation is filed with the Delaware Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of the Common Stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for the Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of the Common Stock such stockholder is entitled to receive as a result of the Reverse Stock Split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing the Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of the Common Stock that he or she holds as a result of the Reverse Stock Split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding Common Stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of the Common Stock. It addresses only U.S. stockholders who hold the pre-Reverse Stock Split Common Stock and post-Reverse Stock Split Common Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

•	banks, financial institutions, thrifts, mutual funds or trusts;

•	tax-exempt organizations;

•	insurance companies;

•	dealers in securities or foreign currency;

•	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

•	foreign or United States expatriate stockholders;

•	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;

•	controlled foreign corporations;

•	stockholders with a functional currency other than the U.S. dollar;

•	stockholders who hold the pre-Reverse Stock Split Common Stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

•	stockholders who hold the pre-Reverse Stock Split Common Stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;

•	common trusts;

•	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;

•	partnerships or other pass-through entities or investors in such entities;

•	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

•	stockholders who acquired their pre-Reverse Stock Split Common Stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or

•	holders of warrants or stock options.

In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the Reverse Stock Split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of the Common Stock in order for the Reverse Stock Split to qualify as a recapitalization. The tax consequences discussed below assume that the Reverse Stock Split is treated as a recapitalization and that the Common Stock is held by each stockholder as a capital asset:

•	A stockholder generally will not recognize gain or loss as a result of the Reverse Stock Split.

•	A stockholder’s aggregate tax basis of the post-Reverse Stock Split Common Stock received in the Reverse Stock Split will generally be equal to the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).

•	A stockholder’s holding period for the Common Stock held post-Reverse Stock Split will include the holding period of the pre-Reverse Stock Split Common Stock exchanged.

•	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the Reverse Stock Split.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the Reverse Stock Split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the Reverse Stock Split.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5

APPROVAL OF THE potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants issued to investors in a financing consummated on October 8, 2015, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on October 8, 2015

Introduction

On October 8, 2015, the Company entered into separate subscription agreements with accredited investors relating to the issuance and sale of $700,000 of units at a purchase price of $0.25 per unit, with each unit consisting of one share of Common Stock (the “Shares”) and a warrant to purchase two shares (the “Warrant Shares”) of Common Stock at an initial exercise price of $0.25 per share (the “Financing”). An aggregate of 2,800,000 Shares and warrants to purchase 5,600,000 Warrant Shares were issued in the Financing.

Section 713 of the NYSE MKT Company Guide requires for the listing of shares shareholder approval of any issuances or potential issuances of Common Stock (or securities convertible or exercisable into Common Stock) sold in private transactions if the number of shares sold is equal to or exceeds 20% or more of presently outstanding Common Stock and the price per share is less than the greater of book value or market value of the Common Stock (“Shareholder Approval”). As of the date of the Financing, the per share purchase price for the shares underlying the units was less than the greater of book value or market value of the Common Stock. The warrants contain a blocker that provides that, until Shareholder Approval is obtained, the warrants are exercisable to the extent that the Warrant Shares, together with the Shares, do not exceed 19.99% of the issued and outstanding Common Stock on October 8, 2015, or 2,840,000 shares (the “Warrant Exercise Cap”).   Prior to Shareholder Approval, all 2,800,000 Shares may be issued (and were issued), but only 40,000 Warrant Shares may be issued upon exercise of the Warrants. No Warrant Shares have been issued as of November 16, 2015.

In order to permit the full exercise of the warrants in accordance with applicable listing rules of the NYSE MKT, the Company agreed to hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) for the purpose of obtaining Shareholder Approval for removal of the Warrant Exercise Cap, with the recommendation of the Company’s Board of Directors that such proposal be approved (the “Proposal”). If the Company does not obtain Shareholder Approval at the first special or annual meeting, as applicable, the Company shall call a meeting every three months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the warrants are no longer outstanding. Pursuant to NYSE MKT regulations, the 2,800,000 Shares issued in the Financing will not be counted towards approval of the Proposal. In connection with the Financing, the Company entered into voting agreements with each of Robert Ladd, its Chief Executive Officer, President and a director, and Josh Silverman, a director, to vote their existing shares in favor of the Proposal. Iroquois Master Fund Ltd., an entity controlled by Mr. Silverman, purchased $75,000 of units in the Financing. The Shares underlying these units will not be counted towards approval of the Proposal.

Description of the Financing

On October 8, 2015, the Company entered into separate subscription agreements with accredited investors relating to the issuance and sale of $700,000 of units at a purchase price of $0.25 per unit, with each unit consisting of one Share and a warrant to purchase two Warrant Shares at an initial exercise price of $0.25 per share. An aggregate of 2,800,000 Shares and warrants to purchase 5,600,000 Warrant Shares were issued in the Financing. The Company intends to use the proceeds from the Financing for general corporate purposes. No commissions were paid in connection with the Financing.

The warrants have a term of three years and are exercisable at a price of $0.25 on the earlier of (i) one year from the date of issue or (ii) the occurrence of certain corporate events, including a private or public financing, subject to approval of the lead investor, in which the Company receives gross proceeds of at least $7,500,000; a spinoff; one or more acquisitions or sales by the Company of certain assets approved by the stockholders of the Company; or a merger, consolidation, recapitalization, or reorganization approved by the stockholders of the Company (each, a “Qualifying Transaction”). The warrants may be exercised by means of a “cashless exercise” following the four month anniversary of the date of issue, provided that the Company has consummated a Qualifying Transaction and there is no effective registration statement registering the resale of the Warrant Shares. The Company is prohibited from effecting an exercise of any warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of such warrant, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

The warrants are further subject to other adjustments upon certain actions by the Company as outlined in the warrants:

Stock Dividends and Stock Splits. If the Company pays a stock dividend or otherwise makes a distribution payable in shares of Common Stock on shares of Common Stock or any other common stock equivalents, subdivides or combines outstanding Common Stock, or reclassifies Common Stock, the exercise price will be adjusted by multiplying the then exercise price by a fraction, the numerator of which will be the number of shares of Common Stock outstanding immediately before such event, and the denominator of which will be the number of shares of Common Stock outstanding immediately after such event.

Rights Offerings. If the Company issues common stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to holders of Common Stock, a holder of the warrants will be entitled to acquire, without regard to any limitations, other than the beneficial ownership limitation, such common stock equivalents or rights that such holder could have acquired if such holder had held the number of shares of Common Stock issuable upon complete exercise of such holder’s warrants immediately prior to the record date for such issuance.

Fundamental Transactions. If the Company effects a fundamental transaction, then upon any subsequent exercise of the warrants, the holder thereof shall have the right to receive, for each share of Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of the successor’s or acquiring corporation’s common stock or of Common Stock, if the Company is the surviving corporation, and any additional consideration receivable as a result of such fundamental transaction by a holder of the number of shares of Common Stock into which the warrant is exercisable immediately prior to such fundamental transaction. A ‘‘fundamental transaction’’ means: that (i) the Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its subsidiaries is the surviving corporation) any other person unless immediately following the closing of such transaction or series of related transactions the persons holding more than 50% of the voting stock of the Company prior to such closing continue to hold more than 50% of the voting stock of the Company following such closing or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person, or (3) assist any other person in making a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or scheme of arrangement) with any other person whereby such other person acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) excluding any equity financing transaction in which shares of voting stock are issued, or (5) (I) reorganize, recapitalize or reclassify the Common Stock, (II) effect or consummate a stock combination, reverse stock split or other similar transaction involving the Common Stock or (III) make any public announcement or disclosure with respect to any stock combination, reverse stock split or other similar transaction involving the Common Stock (including, without limitation, any public announcement or disclosure of (x) any potential, possible or actual stock combination, reverse stock split or other similar transaction involving the Common Stock or (y) board or stockholder approval thereof, or the intention of the Company to seek board or stockholder approval of any stock combination, reverse stock split or other similar transaction involving the Common Stock), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company. For the avoidance of doubt, a spinoff shall not be considered a fundamental transaction.

Subject to applicable laws, the warrants may be offered for sale, sold, transferred or assigned at the option of the holder upon surrender of the warrant to the Company together with the appropriate instruments of transfer. The holder of a Warrant does not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises the warrant.

Prior to receipt of Shareholder Approval, the Warrants, when aggregated with the 2,800,000 shares of Common Stock issued in the Financing, shall not be exercisable into more than 19.99% of the number of shares of Common Stock outstanding as of the closing date. As a result, prior to Shareholder Approval, only 40,000 Warrant Shares may be issued. An additional 5,560,000 Warrant Shares may be issued following Shareholder Approval.

The Company has undertaken, pursuant to the subscription agreements, to file a registration statement to register the Shares and Warrant Shares within 30 days following the closing and to use its best efforts to have the registration statement declared effective 60 days from the filing date. The subscription agreements also provide the investors with a 50% right of participation in future securities offerings of the Company for a period of one year from the closing. The Company agreed not to issue new equity securities, subject to certain exceptions, without the approval of the lead investor for a period of five months from the closing and not to issue any securities pursuant to an at-the-market offering until the earlier of (i) the six month anniversary of the closing or (ii) such date as the closing price of the Common Stock is at least $0.75 for five consecutive trading days and the registration statement has been declared effective.

The subscription agreements and warrants may be amended by the written consent of at least 60% of the investors or holders, as applicable, which approval shall include the approval of GRQ Consultants Inc. Roth 410K FBO Barry Honig, the “Lead Investor”.

The foregoing descriptions of the subscription agreements and the warrants are not complete and are qualified in their entireties by reference to the full text of the Form of Subscription Agreement and the Form of Common Stock Purchase Warrant, copies of which are attached hereto as Appendix C and D, respectively.

Certain Effects of the Transaction

The following table sets forth certain material effects to the Company related to the Financing and removal of the Warrant Exercise Cap.

Number of shares of Common Stock outstanding immediately prior to the closing of the Financing	14,210,736
Total number of shares of Common Stock issuable in connection with the Financing (1)	8,400,000
Number of shares of Common Stock that were outstanding immediately following the closing of the Financing (2)	17,010,736
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Financing that are issuable pursuant to the Financing (assuming full exercise of the warrants)	59.1%
Number of Warrant Shares issuable prior to Shareholder Approval	40,000
Number of Warrant Shares issuable following Shareholder Approval	5,600,000
Number of unrestricted shares of Common Stock outstanding immediately prior to the closing of the Financing	13,003,462
Number of unrestricted shares of Common Stock outstanding on November 16, 2015 (2)(3)	18,603,462
Maximum cash raised upon cash exercise of the Warrants prior to Shareholder Approval	$10,000
Maximum cash raised upon cash exercise of the Warrants following Shareholder Approval	$1,400,000
Market price per share of Common Stock on October 7, 2015, immediately prior to Financing	$0.24
Market price per share of Common Stock on November 16 , 2015	$0.26

(1)	Includes Shares and Warrant Shares
(2)	Assuming full exercise of the Warrants and removal of the Warrant Exercise Cap and beneficial ownership limitations in the warrants.
(3)	Assumes registration and sale of all Shares and Warrant Shares.

Certain Information Relating to the Investors

The following investors participated in the Financing:

Investor	Shares Issued in Financing	Warrant Shares Issued in Financing	Common Stock Beneficially Owned Prior to the Financing (1)		Common Stock Beneficially Owned After the Financing (1)(2)		Percentage of Common Stock Beneficially Owned After the Financing (1)(2)(3)
Grander Holdings, Inc. 401K (4)	400,000	800,000	0		856,851	(5)	4.99%
LFR Trust (6)	200,000	400,000	0		600,000	(7)	3.41%
Iroquois Master Fund (8)	300,000	600,000	1,039,096	(9)	1,339,096	(10)	7.78%
Melechdavid, Inc. (11)	600,000	1,200,000	0		856,851	(12)	4.99%
GRQ Consultants, Inc. Roth 401K FBO Barry Honig (13)	800,000	1,600,000	333,611	(14)	1,133,611	(15)	6.59%
Stetson Capital Investments, Inc. (16)	250,000	500,000	0		750,000	(17)	4.27%
ATG Capital LLC (18)	250,000	500,000	0		750,000	(19)	4.27%

(1)	Under applicable SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through the exercise of any option or warrant or through the conversion of a convertible security. Also under applicable SEC rules, a person is deemed to be the “beneficial owner” of a security with regard to which the person directly or indirectly, has or shares (a) voting power, which includes the power to vote or direct the voting of the security, or (b) investment power, which includes the power to dispose, or direct the disposition, of the security, in each case, irrespective of the person’s economic interest in the security. Each listed investor has the sole investment and voting power with respect to all shares of common stock shown as beneficially owned by such investor, except as otherwise indicated in the footnotes to the table.

(2)	Assumes removal of the Warrant Exercise Cap.

(3)

In determining the percent of common stock beneficially owned by an investor, (a) the numerator is the number of shares of common stock beneficially owned by such investor (including shares that he has the right to acquire within 60 days of November 16, 2015), and (b) the denominator is the sum of (i) the 17,199,665 shares outstanding on November 16, 2015 and (ii) the number of shares of common stock which such investor has the right to acquire within 60 days of November 16, 2015. The Company has issued 200,000 shares of Common Stock during the period between the Financing and November 16, 2015.

(4)	Michael Brauser is the trustee of Grander Holdings, Inc. 401K and holds voting and dispositive power over shares held by Grander Holdings, Inc. 401K.

(5)	Includes 400,000 Shares and 456,851 Warrant Shares. Excludes 343,149 Warrant Shares that are subject to 4.99% beneficial ownership limitations.

(6)	KC Langston is the trustee of LFR Trust LLC and holds voting and dispositive power over shares held by LFR Trust LLC.

(7)	Includes 200,000 Shares and 400,000 Warrant Shares.

(8)	Iroquois Capital Management LLC (“Iroquois Capital”) is the investment manager of Iroquois Master Fund Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Joshua Silverman and Richard Abbe make voting and investment decisions on behalf of Iroquois Capital in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Silverman and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange of 1934, as amended) of these securities held by IMF .

(9)	As reported on Amendment Number 4 to the Schedule 13D filed by, among others, Iroquois, Iroquois Master Fund Ltd. and Joshua Silverman with the SEC on October 2, 2014, Iroquois directly owns 48,378 shares of Common Stock and Iroquois Master Fund Ltd. directly owns 990,358 shares of Common Stock. Iroquois is the investment advisor to Iroquois Master Fund Ltd., such that Iroquois may be deemed the beneficial owner of the 990,358 shares of Common Stock owned by Iroquois Master Fund Ltd. Excluded from Iroquois Master Fund, Ltd.’s beneficial ownership is 9,221 shares of Common Stock issuable upon conversion of shares of Series A Convertible Preferred Stock held by Iroqouis Master Fund, Ltd. and 437,500 shares of Common Stock issuable upon the exercise of warrants, both of which are subject to a conversion cap that precludes Iroquois Master Fund, Ltd. from converting or exercising the Series A Convertible Preferred Stock and warrants, respectively, to the extent that Iroquois Master Fund, Ltd. would, after such conversion or exercise, beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of the Conversion Cap. Because Iroquois Master Fund, Ltd. has exceeded the Conversion Cap, it cannot convert or exercise its rights under the Series A Convertible Preferred Stock or warrants, respectively, within 60 days hereof and thus is not deemed to beneficially own those shares of Common Stock underlying the Preferred Stock and warrants.

(10)	As reported on Amendment Number 4 to the Schedule 13D filed by, among others, Iroquois, Iroquois Master Fund Ltd. and Joshua Silverman with the SEC on October 2, 2014, Iroquois directly owns 48,378 shares of Common Stock and Iroquois Master Fund Ltd. directly owns 990,358 shares of Common Stock. Iroquois is the investment advisor to Iroquois Master Fund Ltd., such that Iroquois may be deemed the beneficial owner of the 990,358 shares of Common Stock owned by Iroquois Master Fund Ltd. Excluded from Iroquois Master Fund, Ltd.’s beneficial ownership is 9,221 shares of Common Stock issuable upon conversion of shares of Series A Convertible Preferred Stock held by Iroqouis Master Fund, Ltd. and 437,500 shares of Common Stock issuable upon the exercise of warrants, both of which are subject to a conversion cap that precludes Iroquois Master Fund, Ltd. from converting or exercising the Series A Convertible Preferred Stock and warrants, respectively, to the extent that Iroquois Master Fund, Ltd. would, after such conversion or exercise, beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of the Conversion Cap. Because Iroquois Master Fund, Ltd. has exceeded the Conversion Cap, it cannot convert or exercise its rights under the Series A Convertible Preferred Stock or warrants, respectively, within 60 days hereof and thus is not deemed to beneficially own those shares of Common Stock underlying the Preferred Stock and warrants. Also excluded are 600,000 Warrant Shares that are that are subject to 4.99% beneficial ownership limitations.

(11)	Mark Groussman is the president of Melechdavid Inc. and holds voting and dispositive power over shares held by Melechdavid Inc.

(12)	Includes 600,000 Shares and 256,851 Warrant Shares. Excludes 943,149 Warrant Shares that are subject to 4.99% beneficial ownership limitations.

(13)	Barry Honig is the trustee of GRQ Consultants, Inc. Roth 401K FBO Barry Honig and holds voting and dispositive power over shares held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig.

(14)	GRQ Consultants, Inc. 401K directly holds 333,611 shares of common stock. Barry Honig is the trustee of GRQ Consultants, Inc. 401K and holds voting and dispositive power over shares held by GRQ Consultants, Inc. 401K.

(15)	As reported on the Schedule 13G filed by Barry Honig, GRQ Consultants, Inc. 401K, for which Mr. Honig is Trustee and over which he holds voting and dispositive power, and GRQ Consultants, Inc. Roth 401K FBO Barry Honig, for which Mr. Honig is Trustee and over which he holds voting and dispositive power, GRQ Consultants, Inc. 401K directly holds 333,611 shares of common stock and GRQ Consultants, Inc. Roth 401K FBO Barry Honig directly holds 800,000 shares of common stock. Excludes 1,600,000 Warrant Shares held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig that are subject to 4.99% beneficial ownership limitations.

(16)	John Stetson is the president of Stetson Capital Investments, Inc. and holds voting and dispositive power over shares held by Stetson Capital Investments, Inc.

(17)	Includes 250,000 Shares and 500,000 Warrant Shares.

(18)	John O’Rourke is the manager of ATC Capital LLC and holds voting and dispositive power over shares held by ATC Capital LLC.

(19)	Includes 250,000 Shares and 500,000 Warrant Shares.

Required Vote

Approval of the Proposal will require the affirmative vote of a majority of the votes cast; provided however, that pursuant to the listing rules of the NYSE MKT, none of the 2,800,000 Shares may be counted towards approval of the Proposal and may only be counted as present for purposes of determining a quorum. The investors, to the extent that they own Common Stock on the Record Date that was not issued in the Financing, may vote these shares of Common Stock in favor of the Proposal. Pursuant to voting agreements, Robert Ladd, the Chief Executive Officer, President and director, has agreed to vote 985,471 shares  in favor of the Proposal and Joshua Silverman, a director, has agreed to vote 1,039,096 shares in favor of the Proposal.

Reasons for the Recommendation

The Company has considered various capital raising alternatives over the last year to raise capital needed to continue the Company’s business. The Board considered the positive and negative consequences of all alternatives available to the Company, including the issuance of the Warrant Shares. The Board recommends that the shareholders approve the Proposal because such approval will (i) allow the Company to fulfil its obligations under the Financing, (ii) protect the Company from incurring the costs of soliciting the shareholders again for approval of the Proposal in three months (and every three months thereafter until Shareholder Approval is obtained) and (iii) allow the Company to, in certain circumstances, receive cash upon exercise of the warrants. The maximum amount of cash issuable upon exercise of the warrants following Shareholder Approval is $1,400,000, up from $10,000.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE potential issuance of up to 5,560,000 shares of Common Stock upon the exercise of warrants issued to investors in the financing, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on October 8, 2015

STOCKHOLDER PROPOSALS FOR THE 2016 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2016 must be received by us no later than July 19, 2015.  If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting.  Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

Appendix A

MGT CAPITAL INVESTMENTS, INC.

AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

1. Purpose

The MGT Capital Investments, Inc. 2012 Amended and Restated Stock Incentive Plan is intended to promote the best interests of the Corporation, and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation, and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “ Affiliate ” means (i) any Subsidiary of the Corporation, (ii) any Parent of the Corporation, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; and (v) any executive officer, director or ten percent (10%) shareholder of the Corporation;

B. “ Award ” means any Option or Stock Award granted hereunder.

C. “ Board ” means the Board of Directors of the Corporation.

D. “ Code ” means the Internal Revenue Code of 1986, and any amendments thereto.

E. “ Committee ” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F. “ Common Stock ” means the common stock, $0.001 par value, of the Corporation.

G. “ Consultant ” means any natural person performing consulting or advisory services for the Corporation or any Affiliate.

H. “ Corporation ” means MGT Capital Investments, Inc., a Delaware corporation.

I. “ Corporation Law ” means the Delaware General Corporation Law.

J. “ Date of Grant ” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “ Deferral Period ” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “ Deferred Shares ” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “ Director ” means a member of the Board.

N. “ Eligible Person ” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “ Exchange Act ” means the Securities Exchange Act of 1934, as amended.

A-1

P. “ Fair Market Price ” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price   shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price   shall be determined by the Committee in good faith.

Q. “ Family Member” means a parent, child, spouse or sibling.

R. “ Incentive Stock Option ” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “ Nonqualified Stock Option ” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “ Option ” means any option to purchase shares of Common Stock granted under this Plan.

U. “ Parent ” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing of at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “ Participant ” means an Eligible Person who (i) is selected by the Committee or a delegated officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “ Performance Agreement ” means an agreement described in Section 8 of this Plan.

X. “ Performance Objectives ” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares,  net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Y. “ Performance Period ” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z. “ Performance Share ” means a an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “ Plan ” means this MGT Capital Investments, Inc. 2012 Amended and Restated Stock Incentive Plan.

BB. “ Repricing ” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Price of the Common Stock in exchange for another Option or Stock Award.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

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DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “ Stock Award ” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “ Stock Bonus Award ” means an award of Common Stock under Section 7.A.

GG. “ Stock Appreciation Right ” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Price of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Price of the Common Stock on the date of exercise of such Stock Appreciation Right.

HH. “ Stock Award Agreement ” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “ Stock Option Agreement ” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

JJ. “ Subsidiary ” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. “ Ten Percent Owner ” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Implementation. Interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement and/or interpret and/or administer this Plan unless the Board delegates all or any portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board. To the extent not prohibited by the Articles of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. Such committee shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Eligible Persons who are not Directors or executive officers of the Corporation or its Affiliates; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself or to any Family Member. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a committee appointed by the Board, the specific duties delegated to such committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Corporation’s management.

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(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.I instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii) To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any general power or authority of the Committee; provided that the Committee may not exercise any right or power expressly reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation and administration of this Plan shall be final, conclusive and binding on all persons or entities having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee, upon the recommendation of the Corporation’s management. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or a Subsidiary, upon the recommendation of the Corporation’s management.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such Consultant, unless the Corporation determines that an offer or sale of the Corporation’s securities to such Consultant will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.  Awards to Consultants shall be granted upon the recommendation of the Corporation’s management.

C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards shall be three million (3,000,000). The number of shares of Common Stock subject to this Plan shall be subject to adjustment as provided in Section 9.  Subject to adjustment as provided in Section 9 and notwithstanding any provision hereto to the contrary, shares subject to this Plan shall include shares forfeited in a prior year as provided herein.

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B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted, upon the recommendation of the Corporation’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option but instead shall be deemed a Nonqualified Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Price on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

C. Maximum Option Period. Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant of such Option. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Price of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Price of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s Family Members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific vesting provisions.

G. Termination. Options will terminate as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific events of termination.

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H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. The Committee may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Common Stock then owned by the Participant will be entitled to receive another Option covering the same amount of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option (a “Reload Option”). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Common Stock that has been owned for at least the preceding six (6) months.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or in his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

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C. Stock Appreciation Rights. Stock Awards for Stock Appreciation Rights shall be granted by the Committee upon the recommendation of the Corporation’s management.  Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Appreciation Rights may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation. The Participant shall not have any rights as a stockholder with respect to the shares of Common Stock covered by an award of Stock Appreciation Rights and shall not have any right to vote such shares until the exercise of the Stock Appreciation Right.  If the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock then the Participant will have all rights as a stockholder with respect to such shares.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares upon the recommendation of the Corporation’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

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(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale .. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

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11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the American Stock Exchange and the Tel Aviv Stock Exchange.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

 12. General Provisions

A. Effect on Employment and Service .. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for working capital and/or investment in equipment and/or acquisitions and/or business development.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

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13. Amendment and Termination

The Committee may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of Participants eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Committee.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until this Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

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IN WITNESS WHEREOF , the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board.

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Robert B. Ladd
President and CEO

Date of adoption: March 27, 2013

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Appendix B

Certificate of Amendment

of

Certificate of Incorporation

of MGT Capital Investments, Inc.

MGT Capital Investments, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of MGT Capital Investments, Inc. adopted a proposed amendment of the Certificate of Incorporation of said corporation to effect a reverse stock split, declaring said amendment to be advisable.

The proposed amendment reads as follows:

Article Fourth is hereby amended by striking the third paragraph in its entirety and replacing it with the following:

Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each share of Common Stock issued and outstanding immediately prior to the Effective Time will be automatically combined and converted into that fraction of a share of Common Stock of the Corporation as has been determined by the board of directors in its sole discretion within the range of 1-for-8 and 1-for-40 shares and publicly announced by the Corporation at least 3 days prior to effectiveness of this Certificate of Amendment (the “Consolidation”). Notwithstanding the foregoing, no fractional shares shall be issued in connection with the Consolidation. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter and without the necessity for presenting the same represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above.

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of MGT Capital Investments, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split and the Board of Directors subsequently approved a ratio of ____.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 2015.

MGT CAPITAL INVESTMENTS, INC.
By:
Name:	Robert Ladd
Title:	President and Chief Executive Officer

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 Appendix C

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in the securities of MGT Capital Investments, Inc., a Delaware corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of up to Seven Hundred Thousand Dollars ($700,000) (the “Minimum Offering Amount”) of units (the “Units”) at a purchase price of $0.25 per Unit (the “Purchase Price”) with each Unit consisting of (i) one share (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a thirty-six (36) month warrant, in the form attached hereto as Exhibit A (the “Warrant”) to purchase two shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.25 per share. For purposes of this Agreement, the term “Securities” shall refer to the Shares, the Warrants and the Warrant Shares.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

UNTIL SUCH TIME AS A FORM 8-K IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DISCLOSING THE TRANSACTIONS CONTEMPLATED HEREBY, THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE SUBSCRIBER (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(a)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

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THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE SUBSCRIBERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH SUBSCRIBER SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON A SUBSCRIBER’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

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1.	SUBSCRIPTION AND PURCHASE PRICE

(a)         Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 23 hereof on the terms and conditions described herein.

(b)         Purchase of Units. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at $0.25 per Unit, for an aggregate purchase price as set forth on page 23 hereof (the “Aggregate Purchase Price”), which shall be equivalent to $0.25 per Share, exclusive of the value of the Warrants. The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to the Company in accordance with the wire instructions set forth on Exhibit B attached hereto. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.	Acceptance, Offering Term and Closing Procedures

(a)         Acceptance. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement, the Warrant and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents") to be performed or discharged on or prior to the Closing in which such Subscriber participates, the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement. In the event the Closing does not take place because of (i) the election not to purchase the Units by the Subscriber or (ii) the failure to effectuate the Initial Closing (as defined below) on or prior to October 9, 2015 (unless extended in the discretion of the Board of Directors) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the Company, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)         Closing. The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at such time and place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 6 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Units purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined herein) of the Offering. The initial closing shall be referred to as the “Initial Closing” and may be held upon receipt and acceptance of subscriptions equal to at least the Minimum Offering Amount prior to October 9, 2015. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.” Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) termination of the Offering by the Company, and (ii) October 9, 2015 (the “Final Closing” and such date of the Final Closing, the “Final Closing Date”), without additional notice to Subscribers. Officers, directors and affiliates of the Company and the placement agents, if any, may purchase Units in the Offering.

(c)         Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. Prior to the Company’s execution, in the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)          Reserved.

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(e)         Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Units that the Subscriber shall thereafter be entitled to receive (including number of shares of Warrant Shares the Subscriber may thereafter be entitled to receive upon exercise of the Warrants) shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such conversion or exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price then in effect.

(f)         Certificate as to Adjustments. In each case of any adjustment or readjustment in (i) the Shares, (ii) the the number of Warrant Shares issuable upon the exercise of the Warrants, or (iii) the exercise price of the Warrants, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Warrant, and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Subscriber. To the extent any such certificate contains material non-public information, the Company shall, no later than the first Business Day after the date of delivery of such certificate to the Subscriber, include such material non-public information in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”). From and after the filing of such Form 8-K, the Company shall have disclosed all material non-public information (if any) delivered to the Subscriber by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions described in such certificate.

3.	THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

Each Subscriber, severally and not jointly, hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)         The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)         The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)         The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)         The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws, except sales pursuant to a registration statement or sales that are exempted under the Securities Act.

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(iii)         The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv)         The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)         The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)         The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)         The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)         The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” and “Forward Looking Statements” in the Company’s SEC Filings (as defined below) and any additional disclosures in the nature of Risk Factors described herein.

(e)         The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)         No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units the Subscriber is not relying upon any representations other than those contained herein.

(g)         The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

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(h)         The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend:

“[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(i)          Certificates evidencing Securities shall not be required to contain the legend set forth in Section 3(h) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 and the Subscriber is not an affiliate of the Company (provided that the Subscriber provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Subscriber’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Subscriber provides the Company with an opinion of counsel (at the expense of the Company), in a form generally acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Subscriber to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Subscriber as may be required above in this Section 3(i), as directed by the Subscriber, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Shares or Warrant Shares, credit the aggregate number of shares of Common Stock to which the Subscriber shall be entitled to the Subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Subscriber, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Subscriber or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(j)          Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(k)         The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

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(l)          (i)         In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(ii)         The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(m)        The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(n)         The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(o)          The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(p)         No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(q)         (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(r)         This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(s)         The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)         The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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4.	THE COMPANY’S Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each Subscriber as of the date hereof and as of the Closing Date, except as set forth in the disclosure schedule attached hereto (the “Company Disclosure Schedule”, which Company Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein only to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, as follows:

(a)         Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect (as defined in this Section 4(a)). The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby, subject to the Required Approvals. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law). “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.

(b)         Issuance of Securities. The Securities to be issued to the Subscriber pursuant to this Agreement and the applicable Transaction Documents, when issued and delivered in accordance with the terms of this Agreement and the applicable Transaction Documents, will be duly and validly issued and will be fully paid and non-assessable and the Warrant Shares, when issued and delivered in accordance with the Warrant, and assuming proper payment and exercise in accordance with the provisions of the Warrants, will be duly and validly issued and will be fully paid and non-assessable.

(c)         Authorization; Enforcement. Except as set forth in Schedule 4(c), the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) except as set forth in Section 4(d) below, require any consent, approval or authorization of, or declaration, filing or registration with, any person (except for Shareholder Approval (as defined in Section 5(i)), (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any shares of Common Stock, preferred stock or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

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(d)         Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) approval of the issuance of the securities by the NYSE MKT (“NYSE MKT Approval”), (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws, (iii) obtaining Shareholder Approval or (iv) as set forth on Schedule 4(d) (collectively, the “Required Approvals”).

(e)         SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of the Company’s filings for the prior two full fiscal years plus any interim period (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(f)         No Financial Advisor. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Subscriber’s purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(g)         Indemnification. The Company will indemnify and hold harmless each Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith.

(h)         Capitalization and Additional Issuances. The capitalization of the Company is as set forth in Schedule 4 (h). Except as set forth in Schedule 4 (h), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 4 (h), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock equivalents. Except as set forth on Schedule 4 (h), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for NYSE MKT Approval, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as set forth on Schedule 4(h), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders .

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(i)         Private Placements. Assuming the accuracy of each Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(j)         Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Units will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(k)         Reporting Company/Shell Company Status. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 12(g) and 13 of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed by the Company thereunder with the SEC during the preceding twelve months. The Company, as of the Closing Date, is not a “shell company”, as that term is employed in Rule 144 under the Securities Act. Except as set forth on Schedule 4(k), the Company is in full compliance with the continued listing standards of NYSE MKT, and has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.

(l)         Litigation. Except as set forth on Schedule 4 (l), there is no action, suit, proceeding, inquiry or investigation before or by the Trading Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries.  No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation.  Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, OTCQB, OTCQX or the OTC Bulletin Board (or any successors to any of the foregoing).

(m)          Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company believes that its and its Subsidiaries’ relations with their respective employees are good.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except as disclosed in Schedule 4(m) or where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(n)          Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.  The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(o)          Indebtedness and Other Contracts. Except as set forth on Schedule 4(o) annexed hereto, neither the Company nor any of its Subsidiaries, (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(p)         No Undisclosed Events, Liabilities, Developments or Circumstances. Since the date of the latest audited financial statements included within the SEC Filings, except as specifically disclosed in a subsequent SEC Filing: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) except as set forth on Schedule 4(h), the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 4 (p), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least two Trading Days prior to the date that this representation is made.

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(q)         No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Subscriber with respect to the transactions contemplated by the Transaction Documents other than pursuant to documents substantially identical to the Transaction Documents.

(r)         No Disqualification Events. To the Company’s knowledge, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(s)         General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(t)         Compliance. To the Company’s knowledge, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(u)         Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Filings, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(v)         Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property (if any) owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

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(w)         Intellectual Property. Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Filings and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Filings, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)          Reserved.

(y)         Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(z)         Listing and Maintenance Requirements.  The Common Stock is quoted on the NYSE MKT under the symbol MGT. Except as set forth on Schedule 4(z), the Company has not, in the twenty-four (24) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(aa)        Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(bb)        Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened

(cc)        Reserved.

(dd)        Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length Subscriber with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Subscribers’ purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(ee)         No Integrated Offering. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of: (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(ff)         Application of Takeover Protections. The Company and the Board of Directors will have taken as of the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

(gg)         Registration Rights. Other than as set forth on Schedule 4(gg), no Person other than the Subscribers herein has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(hh)         Certain Fees. Except as disclosed on Schedule 4(hh), no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(ii)         Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as set forth on Schedule 4(ii), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Filings, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(jj)         Transactions With Affiliates and Employees. Except as set forth on Schedule 4(jj), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $50,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company except as disclosed on Schedule 4(jj).

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(kk)         Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(ll)          Disclosure.

The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information regarding the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Subscribers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Subscribers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

(mm)      Survival. The foregoing representations and warranties shall survive the Closing.

5.	OTHER AGREEMENTS OF THE PARTIES

(a)         Furnishing of Information. As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, at the sole cost and expense of the Company including transfer agent and legal opinion fees and expenses, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act.

(b)         Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

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(c)         Securities Laws Disclosure; Publicity. The Company shall by 8:30 a.m. (New York City time) (a) on the third Business Day after this Agreement has been executed, file a Current Report on Form 8-K with the SEC (the “8-K Filing”), including the Transaction Documents as exhibits thereto. From and after the issuance of the 8-K Filing, the Company shall have publicly disclosed all material, non-public information delivered to any of the Subscribers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law or in connection with the Transaction Documents, in which case the Company shall provide the Subscribers with prior notice of such disclosure.

(d)         Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Units in a manner that would require the registration under the Securities Act of the sale of the Units to the Subscribers.

(e)         Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares, including without limitation promptly preparing and filing any proxy or information statement with the SEC for purposes of a special meeting to authorize the issuance of additions shares to Subscribers, which in no event shall be filed more than ten (10) Business Days following the date on which the Company becomes aware that it may have inadequate authorized capital.

(f)          Right of Participation. Until twelve (12) months following the Closing Date, GRQ Consultants, Inc. 401K FBO Barry Honig (the “Lead Investor”) shall be given not less than ten (10) days prior written notice of any proposed sale by the Company of its Common Stock or other securities or equity linked debt obligations (“Other Offering”). If the Lead Investor elects to exercise its rights pursuant to this Section 5(f), the Lead Investor shall have the right during the ten (10) days following receipt of the notice, to purchase in the aggregate up to fifty percent (50%) of all of such offered Common Stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale, relative to each other in proportion to the amount of Units issued to them as of the Closing Date. In the event such terms and conditions are modified during the notice period, the Lead Investor shall be given prompt notice of such modification and shall have the right during the five (5) days following the notice of modification to exercise such right. Notwithstanding the foregoing, the Lead Investor shall have no right of participation with respect to any offering of securities incrementally at market prices on the Principal Market, where a broker-dealer, acting as the Company’s agent, can continuously change the amount and manner of sales depending on market conditions and instructions from the Company (an “ATM Offering”).

(g)         Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, and each Subscriber agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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(h)         Limitations on Issuances and Financings. Until the five (5) month anniversary of the Final Closing Date, without the prior written consent of the Lead Investor and other than in connection with (i) the issuance of shares of Common Stock or options to purchase Common Stock issued to directors, officers, employees or consultants of the Company pursuant to any Approved Stock Plan; (ii) the issuance of shares of Common Stock issued upon the conversion or exercise of Convertible Securities or contractual agreements (other than options to purchase Common Stock or other equity incentive awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered by subsequent amendment, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are subsequently amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Subscribers; (iii) the shares of Common Stock issuable upon exercise of the Warrants; and (iv) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital, the Company shall not  issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity. For purposes of this Section 5(h), “Approved Stock Plan” shall mean any employee benefit plan which has been approved by the board of directors of the Company on or prior to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such (including, without limitation, any adjustments to the number of shares reserved for issuance thereunder as a result of the operation of any evergreen provisions), “Convertible Securities” shall mean any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock, and “Options” shall mean any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities. In addition to the foregoing, the Company shall not issue any shares of Common Stock pursuant to an ATM Offering at a price per share lower than $0.75 until the earlier of (i) the six (6) month anniversary of the Final Closing Date or (ii) such date as the closing price of the Common Stock on the NYSE MKT is at least $0.75 for five (5) consecutive Trading Days and a Registration Statement (as defined in Section 7(a)) registering all of the Shares and Warrant Shares has been declared effective.

(i)         Shareholder Approval. If it is required in order to permit the full exercise of the Warrants issued pursuant to this Agreement into shares of Common Stock in accordance with applicable listing rules of the NYSE MKT (the “Shareholder Approval”), the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) as soon as reasonably practicable, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first special meeting, the Company shall call a meeting every three months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Warrants are no longer outstanding. In connection with the Shareholder Approval, the Company shall enter into a voting agreement in the form attached hereto as Exhibit C.

(j)         Use of Proceeds. The Company anticipates using the gross proceeds from the Offering for general corporate purposes.

(k)         DTC Program. From the Closing Date until such time as no Subscriber holds any of the Securities, the Company shall use its best efforts to employ as the transfer agent for the Shares, and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program (FAST) and cause the Common Stock to be transferable pursuant to such program.

(k)         Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Subscriber executed copies of the Transaction Documents, Securities and other document required to be delivered to any party pursuant to this Agreement.

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6.	CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

(a) The Closing of the sale of the Units is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date:

(i)         As of the Closing, no legal action, suit or proceeding shall be pending against the Company that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(ii)         The representations and warranties of the Company and the Subscribers contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement (except whether such representations are qualified by material or material adverse effect, which shall be true and correct in all respects) and shall be true and correct as of the Closing as if made on the Closing Date and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company in connection with the consummation of the transactions contemplated by the Transaction Documents at or prior to the Closing Date and the Company shall deliver a certificate, executed by its Chief Executive Officer, dated as of the Closing Date, certifying that the foregoing is true.

(iii)         The Company shall deliver to the Subscribers, a certificate from the Company, signed by its Secretary or Assistant Secretary, including incumbency specimen signatures of any signatory of any Transaction Document of the Company and certifying that the attached copies of the Company’s Certificate of Incorporation, as amended and Bylaws, as amended, and resolutions of the Board of Directors of the Company approving this the Offering, are all true, complete and correct and remain in full force and effect.

(iv)         The Company shall have submitted to NYSE MKT, a “Listing of Additional Shares” application (the “LAS”) for the listing of the Shares and the Warrant Shares thereon and NYSE MKT shall have completed its review of the LAS without comment.

7.	REGISTRATION RIGHTS.

(a)  Required Registration.  Subject to Shareholder Approval and the provisions hereof, on or before thirty (30) days following the Final Closing Date (the “Required Registration Date”), the Company shall file a registration statement on Form S-1 or Form S-3, if available, registering for resale all Registrable Securities (such Registration Statement, a “Required Registration Statement”) and use its best efforts to cause such Required Registration Statement to be declared effective by the SEC sixty (60) days after filing.  “Registrable Securities” means the Shares and Warrant Shares.  Registrable Securities shall continue to be Registrable Securities (whether they continue to be held by the Subscribers or they are sold to other Persons) until (i) they are sold pursuant to an effective registration statement under the Securities Act; (ii) they may be sold by their holder pursuant to Rule 144 without limitation thereunder on volume or manner of sale; or (iii) they shall have otherwise been transferred and new securities not subject to transfer restrictions under any federal securities laws and not bearing any legend restricting further transfer shall have been delivered by the Company, all applicable holding periods shall have expired, and no other applicable and legally binding restriction on transfer by the Subscriber thereof shall exist under the Securities Act.

(i)  Upon the date of effectiveness of the Required Registration Statement, the Company shall cause the Required Registration Statement to remain effective until such time as all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant to such Required Registration Statement.

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(b)  Piggyback Registration Rights.  (i)  If at any time the Company has registered or has determined to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of the Registrable Securities (a “Piggyback Registration”), the Company will give the Subscribers written notice thereof promptly (but in no event less than fifteen (15) days prior to the anticipated filing date) and, subject to Section 7(b)(iv), shall include in such registration all Registrable Securities requested to be included therein pursuant to the written request of one or more Subscriber received within 10 days after delivery of the Company’s notice.  If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, and the managing underwriters advise the Company and the Subscribers that in their reasonable opinion the number of shares of Common Stock and other Registrable Securities proposed to be included in such registration exceeds the Maximum Number of Shares, the Company shall include in such registration:  (i) first, the number of shares of Common Stock that the Company proposes to sell; and (ii) second, the number of shares of Common Stock and other Registrable Securities requested to be included therein by holders of Common Stock and other Registrable Securities, including Subscribers who have provided notice in accordance with this Section 7(b)(i) pro rata among all such holders on the basis of the number of shares of Common Stock and other Registrable Securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree. “Maximum Number of Shares” means the number of Registrable Securities proposed to be included in a Registration Statement that can be sold in an underwritten offering without materially delaying or jeopardizing the success of the subject offering (including the offering price per share).

(ii)  If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of shares of Common Stock other than the Subscribers, and the managing underwriters advise the Company that in their reasonable opinion the number of shares of Common Stock and other Registrable Securities proposed to be included in such registration exceeds the Maximum Number of Shares, then the Company shall include in such registration:  (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration; (ii) second, the number of shares of Common Stock and other Registrable Securities requested to be included therein by other holders of shares of Common Stock and other Registrable Securities, including the Subscribers (if the Subscribers have elected to include Registrable Securities in such Piggyback Registration), pro rata among such holders on the basis of the number of shares of Common Stock and other Registrable Securities requested to be included therein by such holders or as such holders and the Company may otherwise agree; and (iii) third, the number of shares of Common Stock that the Company proposes to sell.

(iii)  If any Piggyback Registration is a primary or secondary underwritten offering, the Company shall have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(c)  Expenses of Registration and Selling.  All Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  All Expenses (including, for the avoidance of doubt, any underwriting discount or commission applicable to the sale by a Subscriber) incurred in connection with the sale of any securities registered hereunder shall also be borne by the Company.

(d)  Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable, subject to the other provisions of this Section 7:

(i)  Prepare and file with the SEC a Registration Statement with respect to a proposed offering of Registrable Securities and use commercially reasonable efforts to have such Registration Statement declared effective as promptly as practicable.

(ii)  Prepare and file with the SEC such amendments and supplements to the applicable Registration Statement and the Prospectus or prospectus supplement used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement.

(iii)  Furnish to the selling Subscriber or Subscribers and any underwriters such number of copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits) and of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(iv)  Notify the selling Subscriber or Subscribers at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading.

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(v)    Give written notice to the selling Subscriber or Subscribers:

(1)      when any Registration Statement filed pursuant to Section 7(a) or 7(b) or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)      of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)      of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

(4)      of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)      of the happening of any event that requires the Company to make changes in any effective Registration Statement or prospectus in order to make the statements therein not misleading (in the case of the prospectus, in the light of the circumstances under which such statements were made) (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

(vi)   Use commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Registration Statement referred to in Section 7(d)(v)(3) at the earliest practicable time.

(vii)   Upon the occurrence of any event contemplated by Section 7(d)(v)(5), promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the selling Subscriber or Subscribers and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If the Company notifies the selling Subscriber or Subscribers in accordance with Section 7(d)(v)(5) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the selling Subscriber or Subscribers and any underwriters shall suspend use of such prospectus and use commercially reasonable efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanently filed copies then in the possession of the selling Subscriber or Subscribers or the underwriter.

(e)  Suspension of Sales.  Upon receipt of written notice from the Company that a Registration Statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that circumstances exist that make the use of such Registration Statement, prospectus or prospectus supplement inadvisable, the selling Subscriber or Subscribers shall forthwith discontinue disposition of Registrable Securities until the selling Subscriber or Subscribers have received copies of a supplemented or amended Prospectus or prospectus supplement, or until the selling Subscriber or Subscribers are advised in writing by the Company that the use of the Prospectus and, if applicable, prospectus supplement may be resumed.  If so directed by the Company, the selling Subscriber or Subscribers shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the selling Subscriber’s or Subscribers’ possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such suspension notice.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 60 days.

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(f)  Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 7(d) that the selling Subscriber or Subscribers and the underwriter(s), if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g)  Indemnification.  (i)  In connection with each registration pursuant to Section 7, the Company agrees to indemnify and hold harmless each selling Subscriber, and each Person, if any, who controls any selling Subscriber within the meaning of Section 15 of the Securities Act, as follows:

(1)      against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(2)      against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld;

provided, however, that, with respect to any selling Subscriber, this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such selling Subscriber expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(ii)       Each selling Subscriber agrees severally, and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed a Registration Statement, and the other selling Subscribers, and each Person, if any, who controls the Company and any other selling Subscriber within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(g)(i), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Subscriber expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided that no such selling Subscriber shall be liable under this Section 7(g) for any amounts exceeding the product of the sales price per Registrable Security and the number of Registrable Securities being sold pursuant to such Registration Statement or prospectus by such selling Subscriber.

(iii)      Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from any liability it may have under this Agreement, except to the extent that the indemnifying party is prejudiced thereby.  If it so elects, after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it; provided, however, that the indemnified party shall be entitled to participate in (but not control) the defense of such action with counsel chosen by it, the reasonable fees and expenses of which shall be paid by such indemnified party, unless a conflict would arise if one counsel were to represent both the indemnified party and the indemnifying party, in which case the reasonable fees and expenses of counsel to the indemnified party shall be paid by the indemnifying party or parties.  In no event shall the indemnifying party or parties be liable for a settlement of an action with respect to which they have assumed the defense if such settlement is effected without the written consent of such indemnifying party, or for the reasonable fees and expenses of more than one counsel for (i) the Company, its officers, directors and controlling persons as a group, and (ii) the selling Subscribers and their controlling persons as a group, in each case, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that if, in the reasonable judgment of an indemnified party, a conflict of interest may exist between such indemnified party and the Company or any other of such indemnified parties with respect to such claim, the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.

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(h)  Contribution.  (i)  If the indemnification provided for  in or pursuant to Section 7(g) is due in accordance with the terms hereof, but held by a court of competent jurisdiction to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of the selling Subscribers be greater in amount than the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(g)(i) had been available under the circumstances.

(ii)  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 7(h)(ii)), each director of the Company, each officer of the Company who signed a Registration Statement, and each Person, if any, who controls the Company or a selling Subscriber within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling Subscriber, as the case may be.

(i)         Representations, Warranties and Indemnities to Survive.  The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of any underwriting or agency agreement; (ii) any investigation made by or on behalf of the selling Subscriber or Subscribers, the Company or any underwriter or agent or controlling Person; or (iii) the consummation of the sale or successive resales of the Registered Securities.

8.	MISCELLANEOUS PROVISIONS

(a)         Each party hereto acknowledges that (i) Sichenzia Ross Friedman Ference LLP (“SRFF”) has served as counsel to the Company in connection with this Agreement and the matters described herein and (ii) SRFF has represented the Lead Investor and certain Subscribers in the past and may continue to do so in the future.  Each party has been advised by the foregoing counsel that in connection with this Agreement and the matters described herein, it should retain counsel of its choice inasmuch as important rights may be involved or affected relative to the matters herein.  Each party has been represented by its own separate legal counsel in connection with this Agreement. No presumption against any party to this Agreement shall be asserted as a result of the drafting of or in connection with the drafting and negotiation of this Agreement and ancillary agreements.

(b)         Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)         Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

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(d)         The representations, warranties and agreement of each Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)         Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)         Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If any Subscriber is more than one person or entity, the obligation of any Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)         This Agreement is not transferable or assignable by the Company.

(h)         The Company hereby represents and warrants as of the date hereof and as of any Closing Date that none of the terms offered to any Person with respect to any offer, sale or subscription of Securities (each a "Subscription Document"), is or will be more favorable to such Person than those of the Subscriber and this Agreement shall be, without any further action by the Subscriber or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Subscriber shall receive the benefit of the more favorable terms contained in such Subscription Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Subscriber may reasonably request to further effectuate the foregoing.

(i)         The obligations of each Subscriber under any Transaction Document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance or non-performance of the obligations of any other Subscriber under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. Each Subscriber has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Subscribers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Subscriber, solely, and not between the Company and the Subscribers collectively and not between and among the Subscribers. The Company acknowledges that any actions of Subscribers now, and in the future, in which (A) any review or approval is sought by the Company, including, without limitation, review, approval or acceptance of any reportable event required to be reported in any SEC filing or report by the Company; or (B) any amendment, waiver, right of first refusal, participation right, acquisition or financing, including any acquisition or financing is proposed, introduced, offered or arranged by any one or more Subscribers or their affiliates or sought by the Company, shall not be claimed by the Company or any person seeking to assert such a claim on behalf of the Company, to constitute the forming of any “Group” as such term is defined under Section 13(d) or Section 16 of the Exchange Act, nor shall any activity permit the Company or any third party holder of securities of the Company to assert any claim that any beneficial ownership limitations or conversion limitations of the Warrants have been exceeded and such Subscriber, alone or in conjunction with others, constitutes a “Group” for purposes of the Exchange Act as a result thereof.

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(j)          Except as otherwise provided herein, this Agreement shall not be changed, modified or amended and no right hereunder shall be waived, except in writing signed by both (a) the Company and (b) Subscribers holding at least 60% of the Units sold in the Offering outstanding on the date of determination (including the Lead Investor). The Company shall be prohibited from offering any additional consideration to any Subscriber in this Offering (or such original Subscriber’s transferee) for the purposes of inducing such person to change, modify, waive or amend any term of this Agreement or any other Transaction Document without making the same offer on a pro-rata basis to all other Subscribers (and those transferees) in this Offering allocable to the securities acquired by such transferee(s).

(k)         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(l)         The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(m)         WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(n)         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

C-24

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of _____, 2015.

x $0.25 for per Unit =
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

C-25

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 24
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 25.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________

Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2015, on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By:
Name:
Title:

[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2015 , on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

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INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock or preferred stock, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Securities.

☐	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities and whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

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Check all boxes below which correctly describe you.

With respect to this investment in the Securities, your:

Investment Objectives:	☐ Aggressive Growth	☐ Speculation

Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☐ High Risk

Are you associated with a FINRA Member Firm?     ☐ Yes  ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____	I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification. Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Securities.

___________________________________

Name of Purchaser [please print]

___________________________________

Signature of Purchaser (Entities please

provide signature of Purchaser’s duly

authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

C-29

EXHIBIT A

Form of Warrant

See attached.

C-30

EXHIBIT B

Wire Instructions

Bank of America

ABA# 026 009593

MGT Capital Investments, Inc.

Account# 4830 5243 1914

C-31

EXHIBIT C

Form of VOTING AGREEMENT

See attached.

C-32

Appendix D

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

MGT Capital Investments, Inc.

Warrant Shares: [______]	Initial Issuance Date: [___], 2015

Warrant No: [______]

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [______] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Initial Exercise Date (as defined herein) and on or prior to the close of business on the thirty six (36) month anniversary of the Initial Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from MGT CAPITAL INVESTMENTS, INC., a Delaware corporation (the “Company”), up to [____] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). The “Initial Exercise Date” shall be the earlier of (i) the twelve month anniversary of the Initial Issuance Date or (ii) a private or public financing, subject to approval of the Lead Investor, in which the Company receives gross proceeds of at least $7,500,000 in one or more transactions; a spinoff; one or more acquisitions or sales by the Company of any business, assets, stock, licenses, interests or properties (including, without limitation, intellectual property rights) approved by the stockholders of the Company; or a merger, consolidation, recapitalization, or reorganization approved by the stockholders of the Company (individually, each a “Qualifying Transaction”). Each Unit is comprised of one Share and a Warrant to purchase two Warrant Shares.

Section 1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated [____] 2015, among the Company and the Holder.

D-1

Section 2.          Exercise.

a)        Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto. Within two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary (although the Holder may surrender the Warrant to, and receive a replacement Warrant from, the Company), the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Trading Day of delivery of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)        Exercise Price. The initial exercise price per share of the Common Stock under this Warrant shall be $0.25, (the “Initial Exercise Price”) subject to adjustment hereunder (as adjusted, the “Exercise Price”), payable, subject to Section 2(c) below, in immediately available funds.

c)        Cashless Exercise. Following the four (4) month anniversary of the Initial Issuance Date, provided the Company has consummated a Qualifying Transaction and there is no effective registration statement registering, or no current prospectus available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at the Holder’s election, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the Closing Sale Price on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

For the avoidance of doubt, Rule 144 shall not be available until at least the six (6) month anniversary of the Initial Issuance Date. Notwithstanding anything herein to the contrary, on the Termination Date, unless the Holder notifies the Company otherwise, if there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder and the Exercise Price is greater than the Closing Sale Price on the Trading Day immediately preceding the date on which the Warrant would otherwise expire, then this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

D-2

d)           Mechanics of Exercise.

(a)          Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Company’s transfer agent for its Common Stock (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise and Rule 144 is available, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $10 per Trading Day after the Warrant Share Delivery Date for each $1,000 of Exercise Price of Warrant Shares for which this Warrant is exercised which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

i.            Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

ii.         Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right, at any time prior to issuance of such Warrant Shares, to rescind such exercise.

D-3

iii.         Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

iv.         No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.           Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

D-4

vi.         Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)       Holder’s Exercise Limitations. (i)          The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder may decrease the Beneficial Ownership Limitation at any time and the Holder, upon not less than 61 days’ prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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f)         Issuance Restrictions. If the Company has not obtained the approval of its shareholders in accordance with the rules of the NYSE MKT, then the Company may not issue upon exercise of this Warrant a number of Warrant Shares, which, when aggregated with any shares of Common Stock (i) issued pursuant to the Subscription Agreement, and (ii) issuable upon prior exercise of this or any other Warrant issued pursuant to the Subscription Agreement, would exceed Two Million Eight Hundred and Forty Thousand (2,840,000) shares of Common Stock, in the aggregate, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Subscription Agreement (such number of shares, the “Issuable Maximum”). The Holder and the holders of the other Warrants issued pursuant to the Subscription Agreement shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the Holder’s original Aggregate Purchase Price by (y) the aggregate original Aggregate Purchase Price of all Purchasers pursuant to the Subscription Agreement. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Warrants and the amount of shares issued to such Holder pursuant to its Warrants was less than such Holder’s pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required approval of the Company’s shareholders of the issuance of in excess of Two Million Eight Hundred and Forty Thousand (2,840,000) shares of Common Stock pursuant to the Subscription Agreement (“Shareholder Approval”) is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Subscription Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3.          Certain Adjustments.

a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or pursuant to any of the other Transaction Documents), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)       Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time after the Initial Exercise Date the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c)       Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(c)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. Notwithstanding the foregoing and for the avoidance of doubt, a spinoff shall not trigger an adjustment to the Exercise Price pursuant to this Section 3(c).

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d)      Fundamental Transaction. If, at any time while this Warrant is outstanding, the Company enters into a Fundamental Transaction then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant) the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Notwithstanding the foregoing, the Warrant holder will not be entitled to redeem these warrants for cash in any fundamental transaction that is not approved by the Company’s board of directors or that occurs in a transaction or as a result of an event that was not within the Company’s sole control.

e)       Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest whole share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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f)         Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, to the extent that such information constitutes material non-public information (as determined in good faith by the Company) the Company shall deliver to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4.          Transfer of Warrant.

a)        Transferability. Subject to compliance with any applicable securities laws and the provisions of the Subscription Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)       New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)       Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company or its transfer agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.          Certain Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a)          “Affiliate” shall mean as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of this definition, a Person shall be deemed to be “controlled by” a Person if such latter Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors of such former Person

(b)          “Bloomberg” means Bloomberg Financial Markets.

(c)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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(d)          “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by the OTC Markets Group LLC. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e)          “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f)          “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock

(g)          “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other person unless immediately following the closing of such transaction or series of related transactions the persons holding more than 50% of the Voting Stock of the Company prior to such closing continue to hold more than 50% of the Voting Stock of the Company following such closing or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person, or (3) assist any other person in making a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or scheme of arrangement) with any other person whereby such other person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) excluding any equity financing transaction in which shares of Voting Stock are issued, or (5) (I) reorganize, recapitalize or reclassify the Common Stock, (II) effect or consummate a stock combination, reverse stock split or other similar transaction involving the Common Stock or (III) make any public announcement or disclosure with respect to any stock combination, reverse stock split or other similar transaction involving the Common Stock (including, without limitation, any public announcement or disclosure of (x) any potential, possible or actual stock combination, reverse stock split or other similar transaction involving the Common Stock or (y) board or stockholder approval thereof, or the intention of the Company to seek board or stockholder approval of any stock combination, reverse stock split or other similar transaction involving the Common Stock), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company. For the avoidance of doubt, a spinoff shall not be considered a Fundamental Transaction.

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(h)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(i)          “Principal Market” means NYSE MKT or the principal securities exchange or securities market on which the Common Stock is then quoted or traded.

(j)          “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule

(k)          “Subsidiary” means any subsidiary of the Company including any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

(l)          “Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(m)          “Voting Stock” of a person means capital stock of such person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(n)          “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function set to “weighted average” or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and such Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22 of the Series C Certificate of Designations. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period

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Section 6.          Miscellaneous.

a)         No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

b)         Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

d)        Authorized Shares.

(i)          The Company covenants that, during the period the Warrant is outstanding, it will maintain a reserve from its authorized and unissued Common Stock 100% of the maximum number of shares for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii)         Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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(iii)        Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)        Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

f)         Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, or unless exercised in a cashless exercise when Rule 144 is available, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)        Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Subscription Agreement, if the Company intentionally and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)        Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

i)         Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)         Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)        Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

D-14

l)         Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holders of not less than 60% of the then outstanding Warrants issued pursuant to the Subscription Agreement which such approval shall include the approval of the Lead Investor (as defined in the Subscription Agreement).

m)       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)        Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

D-15

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

MGT Capital Investments, Inc.

By:
Name:
Title:

D-16

NOTICE OF EXERCISE

To:	MGT CAPITAL INVESTMENTS, INC.

(1)  The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

(4) After giving effect to this Notice of Exercise, the undersigned will not have exceeded the Beneficial Ownership Limitation.

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: __________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ___________________________________________________

Name of Authorized Signatory: _____________________________________________________________________

Title of Authorized Signatory: ______________________________________________________________________

Date: _________________________________________________________________________________________

D-17

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

MGT CAPITAL INVESTMENTS, INC.

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

D-18

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 31, 2015 at 10:00 a.m.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - MGT Capital Investments, Inc Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

1 H. Robert Holmes 2 Michael Onghai
3 Robert B. Ladd 4 Joshua Silverman

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date __________ **Signature** __________ **Signature, if held jointly** __________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐